 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 1998
       SECURITIES ACT FILE NO. 33-10794 INVESTMENT COMPANY ACT FILE NO. 811-4934
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 15
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [_]
                                                                             [X]
                             AMENDMENT NO. 16
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------
                           MERRILL LYNCH GROWTH FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 800 SCUDDERS MILL ROAD                  08536

                 PLAINSBORO, NEW JERSEY
                    (ADDRESS OF PRINCIPAL                (ZIP
                     EXECUTIVE OFFICES)                 CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800
                                ARTHUR ZEIKEL

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY

          MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                  (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

        Counsel for the Fund:                Philip L. Kirstein, Esq.
        Joel H. Goldberg, Esq.         Merrill Lynch Asset Management, L.P.
Shereff, Friedman, Hoffman & Goodman,             P.O. Box 9011
                 LLP                        Princeton, N.J. 08543-9011
           919 Third Avenue
       New York, New York 10022

                               ----------------
               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

                    [X] immediately upon filing pursuant to paragraph (b) of
                        Rule 485
                    [_] on (date) pursuant to paragraph (b) of Rule 485
                    [_] 60 days after filing pursuant to paragraph (a) of Rule
                        485
                    [_] on (date) pursuant to paragraph (a) of Rule 485
                    [_] 75 days after filing pursuant to paragraph (a)(ii)
                    [_] on (date) pursuant to paragraph (a)(ii) of Rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                    [_] this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         MERRILL LYNCH GROWTH FUND

  POST-EFFECTIVE AMENDMENT NO. 15 TO REGISTRATION STATEMENT ON FORM N-1A
 CROSS REFERENCE SHEET PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

N-1A ITEM NO.                                                    LOCATION
-------------                                                    --------
PART A
 Item  1.   Cover Page........................... Cover Page
 Item  2.   Synopsis............................. Fee Table
 Item  3.   Condensed Financial Information...... Financial Highlights
 Item  4.   General Description of Registrant.... Cover Page; Performance Data;
                                                   Investment Objectives and Policies;
                                                   Additional Information
 Item  5.   Management of the Fund............... Fee Table; Management of the Fund;
                                                   Inside Back Cover Page
 Item  5A.  Management's Discussion of Fund
             Performance......................... Not Applicable
 Item  6.   Capital Stock and Other Securities... Merrill Lynch Select PricingSM System;
                                                   Purchase of Shares; Taxes; Additional
                                                   Information
 Item  7.   Purchase of Securities Being Offered. Fee Table; Merrill Lynch Select
                                                   PricingSM System; Purchase of Shares;
                                                   Shareholder Services; Additional
                                                   Information; Inside Back Cover; Cover
                                                   Page
 Item  8.   Redemption or Repurchase............. Fee Table; Redemption of Shares
 Item  9.   Pending Legal Proceedings............ Not Applicable

PART B
 Item 10.   Cover Page........................... Cover Page
 Item 11.   Table of Contents.................... Back Cover Page
 Item 12.   General Information and History...... General Information
 Item 13.   Investment Objectives and Policies... Investment Objectives and Policies
 Item 14.   Management of the Registrant ........ Management of the Fund
 Item 15.   Control Persons and Principal Holders
             of Securities....................... Management of the Fund; General
                                                   Information
 Item 16.   Investment Advisory and Other
            Services............................. Management of the Fund; Purchase of
                                                   Shares; General Information
 Item 17.   Brokerage Allocation and Other
             Practices .......................... Portfolio Transactions and Brokerage
 Item 18.   Capital Stock and Other Securities... General Information
 Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered............ Purchase of Shares; Redemption of
                                                   Shares; Determination of Net Asset
                                                   Value; Shareholder Services
 Item 20.   Tax Status........................... Dividends, Distributions and Taxes
 Item 21.   Underwriters......................... Purchase of Shares
 Item 22.   Calculation of Performance Data...... Performance Data
 Item 23.   Financial Statements................. Financial Statements

PART C
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this post-effective amendment to the Registration Statement.

PROSPECTUS

JANUARY 30, 1998

                           MERRILL LYNCH GROWTH FUND
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Growth Fund (the "Fund") is a mutual fund seeking to provide shareholders with growth of capital and, secondarily, income by investing in a diversified portfolio of primarily equity securities placing principal emphasis on those securities that management of the Fund believes to be undervalued. The portfolio of the Fund generally will be managed without regard to tax considerations applicable to distributions to shareholders and therefore its shares may appeal particularly to investors for whom current tax liability is not a major consideration, such as employee benefit plans and individual retirement accounts ("IRAs"). There can be no assurance that the investment objectives of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objectives and Policies" on page 12.

                               ----------------

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing SM System" on page 4.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081, (609) 282-2800, or from other securities dealers that have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS  THE COMMISSION  PASSED  UPON  THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
        CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund dated January 30, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                          CLASS A(a)              CLASS B(b)                    CLASS C         CLASS D
                          ----------              ----------                    -------         -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    5.25%(c)                 None                        None            5.25%(c)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........     None                    None                        None            None
 Deferred Sales Charge
  (as a percentage of
  original purchase                       4.0% during the first year,
  price or redemption                           decreasing 1.0%
  proceeds, whichever is                  annually thereafter to 0.0%
  lower)................     None(d)       after the fourth year(e)        1.0% for one year(f)  None(d)
 Exchange Fee...........     None                    None                        None            None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
 Investment Advisory
  Fees(g)...............    0.65%                    0.65%                       0.65%           0.65%
 12b-1 Fees(h):
 Account Maintenance
  Fees..................     None                    0.25%                       0.25%           0.25%
 Distribution Fees......     None                    0.75%                       0.75%           None
                                      (Class B shares convert to Class D
                                          shares automatically after
                                      approximately eight years and cease
                                      being subject to distribution fees)
Other Expenses:
 Shareholder Servicing
  Fees(i)...............    0.13%                    0.15%                       0.16%           0.13%
 Other..................    0.03%                    0.03%                       0.03%           0.03%
                            -----                    -----                       -----           -----
 Total Other Expenses...    0.16%                    0.18%                       0.19%           0.16%
                            -----                    -----                       -----           -----
Total Fund Operating        0.81%                    1.83%                       1.84%           1.06%
 Expenses(j)............    =====                    =====                       =====           =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 23 and "Shareholder Services--Fee-Based Programs"--page 35.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 25.
(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 23.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 35.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 35.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 35.

(g) The Manager has voluntarily agreed to waive a portion of its management fee so that such fee is equal to 0.65% of average daily net assets not exceeding $1 billion; 0.625% of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.60% of average daily net assets exceeding $1.5 billion. See "Management of the Fund--Management and Advisory Arrangements"--page 18.

(h) See "Purchase of Shares--Distribution Plans"--page 28.
(i) See "Management of the Fund--Transfer Agency Services"--page 20.

(j) As of October 31, 1997, the Manager voluntarily waived a portion of the management fees due from the Fund. The Fee Table has been restated to assume the absence of any waiver because the Manager may discontinue or reduce such waiver of fees at any time without notice. During the fiscal year ended October 31, 1997, the Manager waived management fees totaling .04% for Class A shares, .04% for Class B shares, .04% for Class C shares and .04% for Class D shares, after which the Fund's total expense ratio was .77% for Class A shares, 1.79% for Class B shares, 1.80% for Class C shares and 1.02% for Class D shares.

EXAMPLE:

                                                 CUMULATIVE EXPENSES PAID FOR
                                                        THE PERIOD OF:
                                                -------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $52.50 initial sales charge (Class A and
 Class D shares only) and assuming (1) the
 Total Fund Operating Expenses for each class
 set forth on page 2, (2) a 5% annual return
 throughout the periods and (3) redemption at
 the end of the period:
  Class A.....................................   $60     $77    $ 95     $147
  Class B.....................................   $59     $78    $ 99     $195*
  Class C.....................................   $29     $58    $100     $216
  Class D.....................................   $63     $84    $108     $175
An investor would pay the following expenses
 on the same $1,000 investment assuming no re-
 demption at the end of the period:
  Class A.....................................   $60     $77    $ 95     $147
  Class B.....................................   $19     $58    $ 99     $195*
  Class C.....................................   $19     $58    $100     $216
  Class D.....................................   $63     $84    $108     $175

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly.

  The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who own their own shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial in the investor's particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS          SALES CHARGE(/1/)             FEE         FEE             FEATURE
------------------------------------------------------------------------------------------
  A(/2/)       Maximum 5.25% initial           No           No                No
                    sales charge(/3/)
------------------------------------------------------------------------------------------
  B       CDSC for a period of four years,    0.25%        0.75%     B shares convert to
              at a rate of 4.0% during                              D shares automatically
          the first year, decreasing 1.0%                            after approximately
                  annually to 0.0%(/4/)                                eight years(/5/)
------------------------------------------------------------------------------------------
  C         1.0% CDSC for one year(/6/)       0.25%        0.75%              No
------------------------------------------------------------------------------------------
  D            Maximum 5.25% initial          0.25%         No                No
                    sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A .75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.
(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding period for certain retirement plans is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares." Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly-
      owned and controlled by ML & Co.), and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically to Class D shares of the Fund, which are subject to an account maintenance fee of 0.25% but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon the conversion and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares to Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to higher distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of

      $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial in the investor's particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended October 31, 1997, and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                                                               CLASS A
                          ------------------------------------------------------------------------------------------
                                                    FOR THE YEAR ENDED OCTOBER 31,
                          ------------------------------------------------------------------------------------------
                            1997++      1996++     1995++    1994++     1993      1992      1991     1990     1989+
                          ----------  ----------  --------  --------  --------  --------  --------  -------  -------
Increase (Decrease) in
Net Asset Value:
PER SHARE OPERATING PER-
FORMANCE:
Net asset value,
beginning of period.....  $    26.87  $    23.13  $  19.19  $  19.22  $  14.79  $  15.31  $  10.61  $ 12.52  $  9.61
                          ----------  ----------  --------  --------  --------  --------  --------  -------  -------
Investment income--net..         .53         .31       .23       .08       .02       .02       .01      .13      .21
Realized and unrealized
gain (loss) on
investments and foreign
currency transactions--
net.....................        7.98        5.63      4.01      2.01      4.86       .65      4.82    (1.92)    3.15
                          ----------  ----------  --------  --------  --------  --------  --------  -------  -------
Total from investment
operations..............        8.51        5.94      4.24      2.09      4.88       .67      4.83    (1.79)    3.36
                          ----------  ----------  --------  --------  --------  --------  --------  -------  -------
Less dividends and
distributions:
 Investment income--net.        (.44)       (.35)      --        --        --        --        --      (.11)    (.19)
 Realized gain on in-
 vestments--net.........       (1.81)      (1.85)     (.30)    (2.12)     (.45)    (1.19)     (.13)    (.01)    (.26)
                          ----------  ----------  --------  --------  --------  --------  --------  -------  -------
Total dividends and
distributions...........       (2.25)      (2.20)     (.30)    (2.12)     (.45)    (1.19)     (.13)    (.12)    (.45)
                          ----------  ----------  --------  --------  --------  --------  --------  -------  -------
Net asset value, end of
period..................  $    33.13  $    26.87  $  23.13  $  19.19  $  19.22  $  14.79  $  15.31  $ 10.61  $ 12.52
                          ==========  ==========  ========  ========  ========  ========  ========  =======  =======
TOTAL INVESTMENT RE-
TURN:**
Based on net asset value
per share...............       34.03%      28.15%    22.60%    12.50%    33.97%     5.77%    45.88% (14.42)%   36.21%#
                          ==========  ==========  ========  ========  ========  ========  ========  =======  =======
RATIOS TO AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...........         .77%        .80%      .82%      .82%      .81%      .84%      .87%     .89%     .91%*
                          ==========  ==========  ========  ========  ========  ========  ========  =======  =======
Expenses................         .81%        .84%      .84%      .82%      .81%      .84%      .87%     .89%     .91%*
                          ==========  ==========  ========  ========  ========  ========  ========  =======  =======
Investment income--net..        1.84%       1.28%     1.10%      .44%      .29%      .28%      .46%     .80%    1.84%*
                          ==========  ==========  ========  ========  ========  ========  ========  =======  =======
SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)...  $1,769,296  $1,056,870  $670,164  $382,077  $229,709  $138,456  $ 92,494  $21,431  $ 4,581
                          ==========  ==========  ========  ========  ========  ========  ========  =======  =======
Portfolio turnover......       24.75%      30.01%    37.42%     4.22%    33.21%    21.20%    27.86%   19.65%   35.24%*
                          ==========  ==========  ========  ========  ========  ========  ========  =======  =======
Average Commission Rate
Paid##..................  $    .0559  $    .0539       --        --        --        --        --       --       --
                          ==========  ==========  ========  ========  ========  ========  ========  =======  =======

----
 *Annualized.
**Total investment returns exclude the effects of sales loads.
 +Class A shares commenced operations on November 28, 1988.

++Based on average shares outstanding during the period.
 #Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted in U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                                  CLASS B
                    ------------------------------------------------------------------------------------------------------------
                                                      FOR THE YEAR ENDED OCTOBER 31,
                    ------------------------------------------------------------------------------------------------------------
                      1997+       1996+       1995+       1994+        1993       1992      1991      1990      1989      1988
                    ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Increase (Decrease) in Net
Asset Value:
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of year.  $    25.03  $    21.60  $    18.12  $    18.43  $    14.35  $  15.03  $  10.53  $  12.49  $  10.03  $   8.85
                    ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Investment income
(loss)--net.......         .22         .06         .01        (.10)       (.11)     (.10)     (.06)     (.04)      .10       .15
Realized and
unrealized gain
(loss) on
investments and
foreign currency
transactions--net.        7.39        5.26        3.77        1.91        4.64       .61      4.69     (1.87)     2.72      1.28
                    ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Total from
investment
operations........        7.61        5.32        3.78        1.81        4.53       .51      4.63     (1.91)     2.82      1.43
                    ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Less dividends and
distributions:
 Investment
 income--net......        (.20)       (.04)        --          --          --        --        --       (.04)     (.10)     (.19)
 Realized gain on
 investments--net.       (1.81)      (1.85)       (.30)      (2.12)       (.45)    (1.19)     (.13)     (.01)     (.26)     (.06)
                    ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Total dividends
and distributions.       (2.01)      (1.89)       (.30)      (2.12)       (.45)    (1.19)     (.13)     (.05)     (.36)     (.25)
                    ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Net asset value,
end of year.......  $    30.63  $    25.03  $    21.60  $    18.12  $    18.43  $  14.35  $  15.03  $  10.53  $  12.49  $  10.03
                    ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========
TOTAL INVESTMENT
RETURN:*
Based on net asset
value per share...       32.62%      26.84%      21.37%      11.41%      32.54%     4.74%    44.32%  (15.31)%    29.25%    16.64%
                    ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========
RATIOS TO AVERAGE
NET ASSETS:
Expenses, net of
reimbursement.....        1.79%       1.82%       1.84%       1.84%       1.83%     1.87%     1.90%     1.93%     1.97%     1.93%
                    ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========
Expenses..........        1.83%       1.85%       1.87%       1.84%       1.83%     1.87%     1.90%     1.93%     1.97%     1.93%
                    ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========
Investment income
(loss)--net.......         .82%        .26%        .04%      (.58)%      (.78)%    (.76)%    (.53%)    (.29)%      .78%     1.52%
                    ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of
year (in
thousands)........  $4,687,523  $2,916,507  $1,920,451  $1,433,051  $1,049,190  $758,061  $824,007  $436,556  $493,623  $511,776
                    ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========
Portfolio
turnover..........       24.75%      30.01%      37.42%       4.22%      33.21%    21.20%    27.86%    19.65%    35.24%     4.86%
                    ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========
Average Commission
Rate Paid#........  $    .0559  $    .0539         --          --          --        --        --        --        --        --
                    ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========  ========

----

* Total investment returns exclude the effects of sales loads.

+ Based on average shares outstanding during the period.

# For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted in U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                         CLASS C++                                     CLASS D++
                          ------------------------------------------- ----------------------------------------------
                             FOR THE YEAR ENDED        FOR THE PERIOD                                 FOR THE PERIOD
                                  OCT. 31,             OCT. 21, 1994+ FOR THE YEAR ENDED OCT. 31,     OCT. 21, 1994+
                          ---------------------------   TO OCT. 31,   ------------------------------   TO OCT. 31,
                            1997      1996     1995         1994         1997       1996      1995         1994
                          --------  --------  -------  -------------- ----------  --------  --------  --------------
Increase (Decrease) in
Net Asset Value:
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period.....  $  24.89  $  21.59  $ 18.12      $17.45     $    26.79  $  23.06  $  19.18      $18.47
                          --------  --------  -------      ------     ----------  --------  --------      ------
Investment income--net..       .22       .06      .03         --             .46       .24       .22         --
Realized and unrealized
gain on investments and
foreign currency
transactions--net.......      7.34      5.23     3.74         .67           7.95      5.63      3.96         .71
                          --------  --------  -------      ------     ----------  --------  --------      ------
Total from investment
operations..............      7.56      5.29     3.77         .67           8.41      5.87      4.18         .71
                          --------  --------  -------      ------     ----------  --------  --------      ------
Less dividends and
distributions:
 Investment income--net.      (.21)     (.14)     --          --            (.38)     (.29)      --          --
 Realized gain on
 investments--net.......     (1.81)    (1.85)    (.30)        --           (1.81)    (1.85)     (.30)        --
                          --------  --------  -------      ------     ----------  --------  --------      ------
Total dividends and
distributions...........     (2.02)    (1.99)    (.30)        --           (2.19)    (2.14)     (.30)        --
                          --------  --------  -------      ------     ----------  --------  --------      ------
Net asset value, end of
period..................  $  30.43  $  24.89  $ 21.59      $18.12     $    33.01  $  26.79  $  23.06      $19.18
                          ========  ========  =======      ======     ==========  ========  ========      ======
TOTAL INVESTMENT
RETURN:**
Based on net asset value
per share...............     32.63%    26.84%   21.32%       3.84%#        33.67%    27.83%    22.29%       3.84%#
                          ========  ========  =======      ======     ==========  ========  ========      ======
RATIOS TO AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...........      1.80%     1.84%    1.86%       2.52%*         1.02%     1.05%     1.08%       1.77%*
                          ========  ========  =======      ======     ==========  ========  ========      ======
Expenses................      1.84%     1.87%    1.89%       2.52%*         1.06%     1.08%     1.10%       1.77%*
                          ========  ========  =======      ======     ==========  ========  ========      ======
Investment income
(loss)--net.............       .81%      .25%     .14%      (1.17)%*        1.59%     1.03%     1.00%       (.54)%*
                          ========  ========  =======      ======     ==========  ========  ========      ======
SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)...  $427,377  $187,221  $85,486      $1,381     $1,642,665  $932,811  $614,357      $1,186
                          ========  ========  =======      ======     ==========  ========  ========      ======
Portfolio turnover......     24.75%    30.01%   37.42%       4.22%         24.75%    30.01%    37.42%       4.22%
                          ========  ========  =======      ======     ==========  ========  ========      ======
Average Commission Rate
Paid##..................  $  .0559  $  .0539      --          --      $    .0559  $  .0539       --          --
                          ========  ========  =======      ======     ==========  ========  ========      ======

----
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.

++ Based on average shares outstanding during the period.
 # Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted in U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Fund are to seek growth of capital and, secondarily, income by investing in a diversified portfolio of primarily equity securities placing principal emphasis on those securities that management of the Fund believes to be undervalued. Undervalued issues include securities selling at discounts from the price-to-book value ratios and price/earnings ratios computed with respect to the popular stock market averages (primarily the Standard & Poor's 400 Industrials Stock Price Index). The Fund may also consider as undervalued securities selling at a discount from their historic price-to-book value or price/earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the popular stock market averages or higher than such securities' historic yields may also be considered to be undervalued. It is anticipated that, within the context of selecting securities believed to be undervalued, the securities of issuers having a stock market capitalization of $500 million or more will be emphasized, but attention will be given as well to identifying and investing in smaller capitalization issues with value characteristics. There can be no assurance that the investment objectives of the Fund will be realized. The investment objectives of the Fund set forth in the first sentence of this paragraph are a fundamental policy of the Fund which may not be changed without a vote of a majority of its outstanding shares as defined below.

  The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "Investment Company Act") and, accordingly, is not subject to the diversification requirements of the Investment Company Act. This policy is fundamental and may be changed only by shareholder vote. Accordingly, the Fund may invest more than 5% of the value of its assets in the obligations of a single issuer and may acquire more than 10% of the voting securities of a single issuer. However, the Fund remains subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify as a regulated investment company (a "RIC") for U.S. federal income tax purposes. In order to qualify as a RIC under the Code, the Fund must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Funds's total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in the securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. Investment in the securities of the U.S. Government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements of the Code, while foreign government securities are included within such definition.

  Although operating as a non-diversified fund increases the flexibility with which MLAM manages the Fund's assets, to the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than would be a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of the issuers.

  The investment policy of the Fund is based on the belief that the pricing mechanism of the securities markets lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management of the Fund believes that favorable changes in market prices are more likely to begin when securities are selling at what appear to be prices below their inherent value.

  The Fund may invest up to 40% of its total assets in securities of foreign issuers with the foregoing characteristics. Investments in securities of foreign issuers involve certain risks, including, but not limited to, the possibility of expropriation of assets, confiscatory taxation, fluctuations in foreign exchange rates, future political and economic developments and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. There may be less publicly available information about a foreign financial instrument than about a United States instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which United States entities are subject. As a result, traditional investment measurements such as price earnings ratios, as used in the United States, may not be applicable in certain capital markets. Foreign capital markets, while growing in volume, typically have substantially less volume than United States markets and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Brokerage commissions, custodial services and other costs relating to investment in foreign capital markets are generally more expensive than in the United States.

  Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or problems with settlement could affect the liquidity of the Fund's portfolio and adversely affect the Fund's performance. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. To the extent foreign investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries are subject to different economic, financial, political and social factors.

  Because the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. The rate of exchange between the dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Also, many of the securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency.

  Some countries prohibit or impose substantial restrictions on investment in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investment by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals.

  The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

  The Fund may invest in securities of smaller capitalization issuers. Investments in securities of smaller capitalization issuers involve special considerations and risks not typically associated with investments in securities of larger capitalization issuers, including limited product lines, markets or financial resources or they may be dependent on a limited management group. In addition, many smaller capitalization stocks trade less frequently and in smaller volume and may be subject to more abrupt or erratic price movements than stocks of larger companies. The securities of smaller companies may also be more sensitive to market changes than the securities of larger companies.

  The Fund generally will invest without regard to tax considerations applicable to distributions to shareholders and therefore its shares may appeal particularly to investors for whom current tax liability is not a major consideration, such as employee benefit plans and individual retirement accounts ("IRAs"). Because the Fund is designed for investors for whom current tax liability is not a consideration, the Fund has the flexibility to take advantage of short-term investment opportunities when determined appropriate by MLAM, and, accordingly, the Fund may experience high portfolio turnover. A higher turnover rate increases brokerage costs. For the fiscal years ended October 31, 1997 and October 31, 1996, the Fund's portfolio turnover rates were 24.75% and 30.01%, respectively.

  Investment emphasis will be on equities, primarily common stocks and, to a lesser extent, securities convertible into common stocks, preferred stock and other instruments the return on which is linked to the performance of a common stock or a basket or index of common stocks ("equity securities"). The Fund may invest up to 5% of its total assets in debt securities rated below investment grade by a nationally recognized rating agency (e.g., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P")) or in unrated debt securities which, in the judgment of MLAM, possess similar credit characteristics as debt securities rated investment grade or debt securities rated below investment grade (commonly known as "junk bonds"). The Fund will not invest in debt securities rated in the lowest rating categories (Ca or lower for Moody's and CC or lower for S&P) unless MLAM believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. For a description of ratings of debt securities, see the Appendix to the Statement of Additional Information.



  The Fund will at all times, except during temporary defensive periods, or during extraordinary periods to meet redemptions, maintain at least 65% of its total assets invested in equity securities. The Fund may also invest up to 35% of its total assets under normal circumstances and in excess of 35% of its total assets during temporary defensive periods, or during extraordinary periods to meet redemptions, in other types of securities, including, debt securities, short-term U.S. Government securities, money market securities, and repurchase agreements, and cash or cash equivalents, in such proportions as, in the opinion of the Manager, prevailing market or economic conditions warrant.

  Inasmuch as the Fund is authorized to invest in bonds and other fixed-income securities, it is important to note that the portion of the Fund's net asset value attributable to such securities may fall when interest rates rise and may rise when interest rates fall. In general, fixed-income securities with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will fixed-income securities with shorter maturities.

OTHER INVESTMENT POLICIES AND PRACTICES

  Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions. The Fund may use certain derivative instruments, including options and futures, and may purchase and sell foreign exchange. Transactions involving such instruments expose the Fund to certain risks. The Fund's use of these instruments and the associated risks are described in detail in the Appendix attached to this Prospectus.

  Portfolio Transactions. Because portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. In addition, consistent with the NASD Conduct Rules, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements. The Fund may invest in money market securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be effected by currency fluctuations. The Fund may not invest more than 15% of its total assets in repurchase agreements maturing in more than seven days. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the collateral.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of this loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation (i.e., negotiated loan premium or fee) for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  Illiquid Securities. The Fund may invest up to 15% of its total assets in illiquid securities. Pursuant to this restriction the Fund may not invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed, put to the issuer or a third party, or that do not mature within seven days, or that the Board of Trustees has not determined to be liquid, if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.

  The Fund may purchase, without regard to the above limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees, or the Manager pursuant to guidelines adopted by the Board, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Trustees retains oversight and is ultimately responsible for the determinations. The Board of Trustees monitors the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, some of which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among its significant restrictions, the Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  Non-fundamental policies of the Fund (which may be changed by vote of the Board of Trustees) include policies that (i) notwithstanding a more lenient fundamental investment restriction concerning borrowing, prohibit the Fund from borrowing amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes, such as redemption of Fund shares, and further prohibit purchases of securities while borrowings are outstanding except to honor prior commitments and to exercise subscription rights; and (ii) limit investment in securities that cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Trustees are not subject to the 15% limitation set forth in clause (ii).

  In addition, although not a fundamental policy, the Fund will include over-the-counter ("OTC") options and the securities underlying such options (to the extent provided under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" in the Appendix to this Prospectus) in calculating the amount of its assets subject to the limitation set forth in clause (ii) above. However, as discussed in the Appendix, the Fund may treat the securities it uses as cover for written OTC options as liquid and, therefore, such securities will be excluded from this limitation, provided the Fund follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position regarding OTC options, as discussed above.

  The Statement of Additional Information contains a description of these restrictions and policies under "Investment Objectives and Policies-- Investment Restrictions."

                            MANAGEMENT OF THE FUND

TRUSTEES

  The Trustees of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees are:

  Arthur Zeikel*--Chairman of MLAM and its affiliate, FAM; Chairman and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.

  James H. Bodurtha--Executive Vice President and Director, The China
     Business Group, Inc.

  Herbert I. London--John M. Olin Professor of Humanities, Gallatin Division of New York University.

  Robert R. Martin--Former Chairman, Kinnard Investments, Inc.

  Joseph L. May--Attorney in private practice.

  Andre F. Perold--Professor, Harvard Business School.
--------
* Interested person, as defined by the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  MLAM, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P.O. Box 9011, Princeton, New Jersey 08543-9011), acts as the manager for the Fund and provides the Fund with management and investment advisory services. MLAM is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager or an affiliate of the Manager, FAM, acts as the investment adviser for more than 140 registered investment companies. The Manager also offers portfolio management and portfolio analysis services to individual and institutional accounts. As of December 31, 1997, the Manager and FAM had a total of $278.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Trustees of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Fund may pay brokerage commissions to Merrill Lynch, an affiliated person of the Fund. In allocating brokerage transactions, the Manager may take into consideration the sale of shares of the Fund. The Manager also is obligated to provide administrative services necessary for the operation of the Fund and all of the office space, facilities, equipment and necessary personnel for management of the Fund.

  Stephen C. Johnes is the portfolio manager for the Fund. Mr. Johnes is currently a First Vice President of the Manager and has been employed by the Manager since 1987.

  The Fund pays the Manager a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. The Manager has voluntarily agreed to waive a portion of its management fee so that such fee is equal to 0.65% of average daily net assets not exceeding $1 billion; 0.625% of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.60% of average daily net assets exceeding $1.5 billion. For the fiscal year ended October 31, 1997, the fee paid by the Fund, net of fee waiver, to the Manager was $40,206,766 (based on average net assets of approximately $6.6 billion). In addition, the Management Agreement obligates the Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, registration fees, unaffiliated Trustees' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information distributed to shareholders. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended October 31, 1997, the Fund reimbursed the Manager $361,942 for accounting services. For the fiscal year ended October 31, 1997, the ratio of total expenses to average daily net assets was 0.81%, 1.83%, 1.84% and 1.06% for Class A, Class B, Class C and Class D shares, respectively.

  The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K., but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

CODE OF ETHICS

  The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A and Class D account and up to $14.00 per Class B and Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended October 31, 1997, the total fee paid by the Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $9,521,651.

                              PURCHASE OF SHARES

  The Distributor, an affiliate of each of the Manager and Merrill Lynch, acts as the distributor of shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1 and except that for participants in certain fee-based programs the minimum initial purchase is $500 and the minimum subsequent purchase is $50.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives orders from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Fund's Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 4.

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution
Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.


                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION           CONVERSION
  CLASS         SALES CHARGE(/1/)           FEE         FEE                 FEATURE
-----------------------------------------------------------------------------------------------
  A(/2/)      Maximum 5.25% initial         No           No                    No
                sales charge(/3/)
-----------------------------------------------------------------------------------------------
  B       CDSC for a period of 4 years,    0.25%        0.75%     B shares convert to D shares
          at a rate of 4.0% during the                                automatically after
           first year, decreasing 1.0%                           approximately eight years(/5/)
              annually to 0.0%(/4/)
-----------------------------------------------------------------------------------------------
  C        1.0% CDSC for one year(/6/)     0.25%        0.75%                  No
-----------------------------------------------------------------------------------------------
  D           Maximum 5.25% initial        0.25%         No                    No
                sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A .75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans is modified as described under "Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares." Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                             SALES LOAD AS      DISCOUNT TO
                             SALES LOAD AS   PERCENTAGE* OF   SELECTED DEALERS
                             PERCENTAGE OF      THE NET       AS PERCENTAGE OF
AMOUNT OF PURCHASE           OFFERING PRICE  AMOUNT INVESTED THE OFFERING PRICE
------------------           -------------- ---------------- ------------------
Less than $25,000...........      5.25%           5.54%             5.00%
$25,000 but less than
 $50,000....................      4.75            4.99              4.50
$50,000 but less than
 $100,000...................      4.00            4.17              3.75
$100,000 but less than
 $250,000...................      3.00            3.09              2.75
$250,000 but less than
 $1,000,000.................      2.00            2.04              1.80
$1,000,000 and over**.......      0.00            0.00              0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain retirement plan investors and participants in certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A and Class D shares by certain Employer Sponsored Retirement or Savings Plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. During the fiscal year ended October 31, 1997, the Fund sold 26,024,620 Class A shares for aggregate net proceeds of $745,365,301. The gross sales charges for the sale of Class A shares of the Fund for that year were $209,227, of which $14,470 was received by the Distributor (including $1,356 in direct commissions) and $194,757 was received by Merrill Lynch. During such year, no CDSCs were received with respect to Class A shares, for which the initial sales charge was waived.

  During the fiscal year ended October 31, 1997, the Fund sold 17,348,143 Class D shares for aggregate net proceeds of $497,504,347. The gross sales charges for the sale of Class D shares of the Fund for that year were $3,071,068, of which $210,653 was received by the Distributor (including $14,677 in direct commissions) and $2,860,415 was received by Merrill Lynch. No CDSCs were received with respect to Class D shares, for which the initial sales charge was waived, during such year.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint SM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of investment companies advised by MLAM or its affiliates, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings and who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Shareholders already owning Class A shares who wish to reinvest the net proceeds from a tender of the High Income Fund or Municipal Strategy Fund may purchase Class A shares at net asset value rather than Class D shares provided that (i) the shares to be purchased are held in the same account as the Class A shares that the shareholder already owns, and (ii) all other requirements pertaining to the reinvestment privilege are met.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. Subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Municipal Strategy Fund and High Income Fund and Class A shares are offered at net asset value to shareholders of Senior Floating Rate Fund who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value to participants in the Merrill Lynch Blueprint SM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC which declines each year, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted to Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee at an annual rate of 0.25% of average daily net assets and a distribution fee at an annual rate of 0.75% of average daily net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically to Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert to Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the costs of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                   CLASS B
                                                                  CDSC AS A
    YEAR SINCE                                                  PERCENTAGE OF
     PURCHASE                                                   DOLLAR AMOUNT
   PAYMENT MADE                                               SUBJECT TO CHARGE
   ------------                                               -----------------
    0-1......................................................       4.00%
    1-2......................................................       3.00
    2-3......................................................       2.00
    3-4......................................................       1.00
    4 and thereafter.........................................       0.00

  For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $3,135,480 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and, in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint SM Program. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access SM Account available through employers providing eligible 401(k) plans. The Class B CDSC is also waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access SM Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $96,952 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically to Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares to Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended October 31, 1997, the Fund paid the Distributor $37,000,254 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $3.7 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended October 31, 1997, the Fund paid the Distributor $2,898,334 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $289.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended October 31, 1997, the Fund paid the Distributor $3,109,660 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $1.2 billion), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation. With respect to Class B shares, as of December 31, 1996, the last date at which fully allocated accrual data is available, the fully allocated accrual expenses received by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues for the period since the Fund commenced operations on March 27, 1987 by approximately $8,130,000 (.26% of Class B net assets at that date). With respect to Class B shares, as of December 31, 1997, direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by $122,178,923 (2.76% of Class B net assets at that date). For the Class C shares, as of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch since the Class C shares commenced operations on October 21, 1994 exceeded fully allocated accrual revenues for such period by $69,000 (.03% of Class C assets at that date). As of December 31, 1997, with respect to Class C shares, direct cash revenues for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $3,455,960 (.82% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares and there is no assurance that the Trustees of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares to Class D shares as set forth under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the NASD Conduct Rules imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                   REPURCHASE AND REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the net asset value of the Fund's shares at such time.

REPURCHASE

  The Fund will also repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, less any applicable CDSC, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally 4:00 p.m., New York time) on the day received and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day.

  Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE (generally 4:30 p.m., New York time), in order to obtain that day's closing price. The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth below.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Fund's Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as his (their) name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (i.e., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in its shares. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch Blueprint SM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, the shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, the shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable for shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a purchase of the acquired shares and a sale of the exchanged shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained by Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distribution.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to receive systematic withdrawal checks from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bi-monthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B and Class C shares pursuant to systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

AUTOMATED INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to such investor's regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at (800) MER-FUND or (800) 637-3863.

                                     TAXES

  The Fund intends to continue to elect to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders ("shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including long-term gains from certain transactions in futures and options) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation created additional categories of capital gains taxable at different rates. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.

  Dividends and distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions and designating the various categories of capital gain income in such capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. The Fund intends to designate a pro rata portion of such distributions that are paid on the shares as eligible for the dividends received deduction. If the Fund pays a dividend or distribution in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which such dividend or distribution was declared.

  Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Pursuant to the Fund's investment objectives, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  A shareholder who holds shares as a capital asset generally will recognize a capital gain or loss upon the sale of such shares. Any such capital gains derived by individuals may be subject to a reduced rate of tax if the shares were held for more than 12 months, and a further reduction in the tax rate if the shares were held for more than 18 months. Any such loss will be a long-term capital loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

  If a shareholder exercises the exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. See "Shareholder Services--Exchange Privilege."

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

  Dividends and capital gains distributions, as well as gain on the sale of shares of the Fund, may also be subject to state and local taxes.

  Shareholders are urged to consult their tax advisers as to whether any portion of the dividends they receive from the Fund is exempt from state income tax and as to any other specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified period will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but, rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the effect on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B shares (such as investors in certain retirement plans), the performance data may take into account the reduced, and not the maximum, sales charges or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index or the Dow Jones Industrial Average, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                            ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income are paid semi-annually. All net realized capital gains, if any, are distributed to the Fund's shareholders annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value."

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York time) on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

  The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials among the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of purchased options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

ORGANIZATION OF THE FUND

  The Fund, an open-end management investment company, was organized on December 11, 1986 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund is authorized to issue an unlimited number of shares of beneficial interest of different classes, $0.10 par value per share. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares. The Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

  The Declaration of Trust of the Fund does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by majority of the Trustees.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                 Merrill Lynch Financial Data Services, Inc.
                 P.O. Box 45289
                 Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                               ----------------

  The Declaration of Trust establishing the Fund, dated December 11, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Growth Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

             MERRILL LYNCH GROWTH FUND AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
 [_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Growth Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
(PLEASE PRINT)
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owner, a joint tenancy with rights of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends            Long-Term Capital
                                          Gains

     Select [_] Reinvest                  Select [_] Reinvest
     One:   [_] Cash                      One:   [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] CHECK OR [_] DIRECT DEPOSIT TO BANK ACCOUNT
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Growth Fund Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE) [_] CHECKING  [_] SAVINGS

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

3. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

           [                                                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)
Dear Sir/Madam:

                                                 ..................., 19......
                                                   Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Growth Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Growth Fund Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc. my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Growth Fund held as security.

By ..................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................

Account Number.......................    Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
   Branch Office, Address, Stamp.

                                         We hereby authorize Merrill Lynch
-                                  -     Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
                                         Shareholder's signature.

                                         .....................................
                                                Dealer Name and Address
-                                  -     By ..................................
This form when completed should be          Authorized Signature of Dealer
mailed to:

Merrill Lynch Growth Fund                [ ][ ][ ] [ ][ ][ ][ ]
c/o Merrill Lynch Financial              Branch-Code  F/C No.  ...............
 Data Services, Inc.                                            F/C Last Name
P.O. Box 45289                           [ ][ ][ ] [ ][ ][ ][ ][ ]
Jacksonville, FL 32232-5289              Dealer's Customer A/C No.

             MERRILL LYNCH GROWTH FUND AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION

Name of Owner......................
                                             [                    ]
                                             Social Security No. or
Name of Co-Owner (if any)..........          Taxpayer Identification
                                                     Number

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in Merrill Lynch Growth Fund at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or
[_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on . . . . . . . . . .(month) or as soon as possible thereafter.

SPECIFY THE AMOUNT OF WITHDRAWAL YOU WOULD LIKE PAID TO YOU (CHECK ONE): [_]
$      of [_] Class A, [_] Class B*, [_] Class C*, or or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

 ...............................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

* Annual withdrawal cannot exceed 10% of the value of shares of such class held in the account at the time the election to join the systematic withdrawal plan is made.

--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase: (choose one)

 [_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Growth Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


     MERRILL LYNCH FINANCIAL DATA           AUTHORIZATION TO HONOR ACH DEBITS
            SERVICES, INC.                  DRAWN BY MERRILL LYNCH FINANCIAL
                                                   DATA SERVICES, INC.
You are hereby authorized to draw an
ACH debit each month on my bank
account for investment in Merrill
Lynch Growth Fund as indicated below:

                                          To...............................Bank
  Amount of each check or ACH debit               (Investor's Bank)
  $..................................

  Account Number ....................     Bank Address.........................

                                          City...... State...... Zip Code......
Please date and invest ACH debits on
the 20th of each month beginning          As a convenience to me, I hereby
                                          request and authorize you to pay and
 ......................................    charge to my account ACH debits
                                          drawn on my account by and payable
 .................(month)                  to Merrill Lynch Financial Data
                                          Services, Inc., I agree that your
or as soon thereafter as possible.        rights in respect to each such debit
                                          shall be the same as if it were a
I agree that you are drawing these ACH    check drawn on you and signed
debits voluntarily at my request and      personally by me. This authority is
that you shall not be liable for any      to remain in effect until revoked by
loss arising from any delay in            me in writing. Until you receive
preparing or failure to prepare any       such notice, you shall be fully
such check or debit. If I change banks    protected in honoring any such
or desire to terminate or suspend this    debit. I further agree that if any
program, I agree to notify you            such debit be dishonored, whether
promptly in writing. I hereby             with or without cause and whether
authorize you to take any action to       intentionally or inadvertently, you
correct erroneous ACH debits of my        shall be under no liability.
bank account or purchases of fund
shares including liquidating shares of    .............  ......................
the Fund and credit my bank account. I        Date            Signature of
further agree that if a check or debit                         Depositor
is not honored upon presentation,
Merrill Lynch Financial Data Services,    .............  ......................
Inc. is authorized to discontinue         Bank Account   Signature of Depositor
immediately the Automatic Investment         Number        (If joint account,
Plan and to liquidate sufficient                            both must sign)
shares held in my account to offset
the purchase made with the returned
check or dishonored debit.

 .............    ......................
    Date              Signature of
                       Depositor

                 ......................
                 Signature of Depositor
                   (If joint account,
                    both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                  APPENDIX A

  The Fund is authorized to use certain derivative instruments, including options and futures and to purchase and sell foreign exchange, as described below. Such instruments, which may be regarded as derivatives, are referred to collectively herein as "Strategic Instruments."

  Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Instruments"), the Manager believes that, because the Fund will only engage in these transactions for hedging purposes (other than options on securities which may be used to seek increased return), the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Purchasing Options. For hedging purposes, the Fund is authorized to purchase put options on equity securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

  The Fund is also authorized to purchase call options on securities held in its portfolio on which it has written call options, securities it intends to purchase or securities indices the performance of which substantially correlates with the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

  The Fund will not purchase put options on securities or securities indices if, as a result of such purchase, the aggregate cost of all outstanding options on securities and securities indices held by the Fund would exceed 5% of the market value of the Fund's total assets. The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

  Writing Options. The Fund is authorized to write (i.e., sell) call options on equity securities held in its portfolio or securities indices the performance of which is substantially correlated to securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options on securities to earn income, through the receipt of option premiums; the Fund may write call options on securities indices for hedging purposes. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. The Fund may not write covered call options in underlying securities in an amount exceeding 15% of the market value of its total assets.

  The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options on securities to earn income, through the receipt of option premiums; the Fund may write put options on securities indices for hedging purposes. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options--for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

  The Fund is also authorized to sell put or call options in connections with closing out call options it has previously purchased.

  Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures and Currency Instruments" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument that is immediately exercisable for, or convertible into, such security.

  Types of Options. The Fund may engage in transactions in the options on securities or securities indices described above on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margins and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

FUTURES

  The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

  The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the future's contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

  The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

  The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool operator" under regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS

  The Fund may engage in spot and forward foreign exchange transactions, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date (up to one year) set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future.

  The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above.

  The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

  The Fund will not speculate in Currency Instruments. Accordingly, the fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options. The Fund will not necessarily attempt to hedge all of its foreign portfolio positions.

  Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN OPTIONS, FUTURES, AND CURRENCY INSTRUMENTS

  Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments the fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

  The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

  Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses that exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC STRATEGIC INSTRUMENTS

  Certain Strategic Instruments traded in OTC markets, including OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or
(ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

  The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the securities underlying OTC call options currently outstanding that have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund that are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

  Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

ADDITIONAL LIMITATIONS ON THE USE OF STRATEGIC INSTRUMENTS

  The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                    MANAGER

                   Merrill Lynch Asset Management, L.P.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                      State Street Bank and Trust Company
                             One Heritage Drive P2N
                       North Quincy, Massachusetts 02171

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                   Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                            New York, New York 10022

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select Pricing SM System.....................................   4
Financial Highlights.......................................................   9
Investment Objectives and Policies.........................................  12
  Other Investment Policies and Practices..................................  15
  Investment Restrictions..................................................  17
Management of the Fund.....................................................  18
  Trustees.................................................................  18
  Management and Advisory Arrangements.....................................  18
  Code of Ethics...........................................................  19
  Transfer Agency Services.................................................  20
Purchase of Shares.........................................................  20
  Initial Sales Charge Alternatives--
    Class A and Class D Shares.............................................  23
  Deferred Sales Charge Alternatives-- Class B and Class C Shares..........  25
  Distribution Plans.......................................................  28
  Limitations on the Payment of Deferred Sales Charges.....................  30
Repurchase and Redemption of Shares........................................  30
  Repurchase...............................................................  31
  Redemption...............................................................  31
  Reinstatement Privilege--Class A and Class D Shares......................  32
Shareholder Services.......................................................  32
  Investment Account.......................................................  32
  Exchange Privilege.......................................................  33
  Automatic Reinvestment of Dividends and Capital Gains Distributions......  34
  Systematic Withdrawal Plans..............................................  34
  Automated Investment Plans...............................................  35
  Fee-Based Programs.......................................................  35
Taxes......................................................................  35
Performance Data...........................................................  37
Additional Information.....................................................  39
  Dividends and Distributions..............................................  39
  Determination of Net Asset Value.........................................  39
  Organization of the Fund.................................................  40
  Shareholder Reports......................................................  40
  Shareholder Inquiries....................................................  41
Authorization Form.........................................................  43
Appendix A................................................................. A-1

                                                          Code #10479-0198

[LOGO] MERRILL LYNCH

MERRILL LYNCH
GROWTH FUND


[ART]

PROSPECTUS

    January 30, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This Prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                           MERRILL LYNCH GROWTH FUND
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  The investment objectives of Merrill Lynch Growth Fund (the "Fund") are to seek growth of capital and, secondarily, income by investing in a diversified portfolio of primarily equity securities placing principal emphasis on those securities that management of the Fund believes to be undervalued. The portfolio of the Fund generally will be managed without regard to tax considerations applicable to distributions to shareholders and therefore its shares may appeal particularly to investors for whom current tax liability is not a major consideration, such as employee benefit plans and individual retirement accounts ("IRAs"). There can be no assurance that the investment objectives of the Fund will be realized.

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 30, 1998, (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is January 30, 1998.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Fund are to seek growth of capital and, secondarily, income by investing in a diversified portfolio of primarily equity securities placing principal emphasis on those securities that management of the Fund believes to be undervalued. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Fund.

  The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, accordingly, is not subject to the diversification requirements of the Investment Company Act. This policy is fundamental and may only be changed by shareholder vote. Accordingly, the Fund may invest more than 5% of the value of its assets in the obligations of a single issuer and may acquire more than 10% of the voting securities of a single issuer. However, the Fund remains subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify as a regulated investment company (a "RIC") for U.S. federal income tax purposes. In order to qualify as a RIC under the Code, the Fund must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in the securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. Investments in the securities of the U.S. Government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements of the Code, while foreign government securities are included within such definition.

  Although operating as a non-diversified fund increases the flexibility with which Merrill Lynch Asset Management, L.P., (the "Manager" or "MLAM") manages the Fund's assets, to the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than would be a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of the issuers.

  While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover may be higher than that of other investment companies. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rates for the fiscal years ended October 31, 1996 and 1997, were 30.01% and 24.75%, respectively.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  The Fund is authorized to engage in certain investment practices involving the use of options, futures and foreign exchange, which may expose the Fund to certain risks. These investment practices and the associated risks are described in detail in the Prospectus.


OTHER INVESTMENT POLICIES AND PRACTICES

  Portfolio Transactions. Because portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. In addition, consistent with the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

  Investment in Lower Rated Debt Securities: As described in the Fund's Prospectus, the Fund may invest in debt securities rated below investment grade by a nationally recognized rating agency (e.g., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P")) or in unrated debt securities which, in the judgment of MLAM, possess similar credit characteristics as debt securities rated investment grade or debt securities rated below investment grade (commonly known as "junk bonds").

  Investment in junk bonds involves substantial risk. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories. More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders. While the junk bonds in which the Fund intends to invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

  Junk bonds tend to be more volatile than higher rated fixed income securities so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

  Lending of Portfolio Securities. Subject to the investment restrictions stated below, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral is maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

INVESTMENT RESTRICTIONS

  The Fund has adopted the following investment restrictions and policies relating to the investment of its assets and its activities. The fundamental restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than

50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Under its fundamental restrictions, the Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a non-diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Trustees without approval by the shareholders. Under its non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the

  "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Trustees of the Fund have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Trustees are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding except to honor prior commitments and to exercise subscription rights.

  The staff of the Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees of the Fund, without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm, or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act or are not municipal securities as defined in the Securities Exchange Act of 1934, in which such firms or any of its affiliates participate as an underwriter or dealer.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  Information about the Trustees and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Trustee(1)(2)--Chairman of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1997; President and Manager of MLAM and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997; Director of Princeton Services since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of ML & Co. since 1990.

  James H. Bodurtha (53)--Trustee(2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (58)--Trustee(2)--New York University--Gallatin Division, 113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Trustee, Hudson Institute since 1980 and President since 1997; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP in 1996.

  Robert R. Martin (70)--Trustee(2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries Inc., in 1994; Trustee, Northland College since 1992.

  Joseph L. May (68)--Trustee(2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. since 1972.

  Andre F. Perold (45)--Trustee(2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. ( the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (64)--Senior Vice President(1)--Senior Vice President of the Manager and FAM since 1982; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (37)--Vice President(1)(2)--First Vice President of the Manager since 1997; Vice President of the Manager from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Stephen C. Johnes (61)--Vice President and Portfolio Manager of the Fund
(1)--First Vice President of the Manager since 1997; Vice President of the Manager from 1987 to 1997; Managing Director of the Trust Company of the West from 1983 to 1986 and Senior Vice President from 1980 to 1982.

  Arthur Moretti (34)--Vice President and Associate Portfolio Manager of the Fund (1)--Director (Equity Fund Management) since 1997; Vice President of MLAM from 1992 to 1997; Assistant Vice President, Equity Derivatives, First Boston from 1989 to 1991.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of the Distributor since 1984 and Vice President of the Distributor since 1981.

  Ira P. Shapiro (34)--Secretary (1)(2)--Director (Legal Advisory) of the Manager since 1997; Attorney with the Manager and FAM from 1993 to 1997; Attorney in private practice prior to 1993.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Trustee or officer is a trustee, director or officer of other investment companies for which the Manager or FAM acts as Manager.

  At January 1, 1998, the officers and Trustees of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

  The Fund pays each Trustee not affiliated with the Manager (each a "non-affiliated Trustee") a fee of $5,000 per year plus $500 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit Committee, which consists of all of the non-affiliated Trustees, at the rate of $1,000 annually, plus $250 per meeting attended. For the fiscal year ended October 31, 1997, fees and expenses paid to non-affiliated Trustees aggregated $45,576.

  The following table sets forth for the fiscal year ended October 31, 1997, compensation paid by the Fund to the non-affiliated Trustees and for the calendar year ended December 31, 1997, the aggregate compensation paid by all investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Trustees:

                                                              TOTAL COMPENSATION
                                                                FROM FUND AND
                            AGGREGATE   PENSION OR RETIREMENT  MLAM/FAM ADVISED
                           COMPENSATION  BENEFITS ACCRUED AS    FUNDS PAID TO
NAME OF TRUSTEE             FROM FUND   PART OF FUND EXPENSES     TRUSTEE(1)
---------------            ------------ --------------------- ------------------
 James H. Bodurtha........    $9,000            None               $148,500
 Herbert I. London........    $9,000            None               $148,500
 Robert R. Martin.........    $9,000            None               $148,500
 Joseph L. May............    $9,000            None               $148,500
 Andre F. Perold..........    $9,000            None               $148,500

--------
(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities may be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement with the Manager (the "Management Agreement"). The Fund pays the Manager a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. The Manager has voluntarily agreed to waive a portion of its management fee so that such fee is equal to 0.65% of average daily net assets not exceeding $1 billion; 0.625% of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.60% of average daily net assets exceeding $1.5 billion. For the fiscal year ended October 31, 1995, the fee paid by the Fund to the Manager was $15,372,837. For the fiscal years ended October 31, 1996 and 1997, the fees paid by the Fund to the Manager were, net of fee waiver, $24,808,434 and $40,206,766, respectively. The Manager is owned and controlled by ML & Co.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of the Manager or any of its subsidiaries. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of nonaffiliated Trustees; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. The Distributor will pay the promotional expenses of the Fund in connection with the offering of its shares. Certain expenses will be financed by the Fund pursuant to a distribution plan in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Distribution Plans."

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  The Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co., and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount that the Manager actually receives for providing services to the Fund pursuant to the Management Agreement.

  Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by the Manager or an affiliate of the Manager, FAM. Funds advised by the Manager or FAM that use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

  The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1997 were $209,207 of which the Distributor received $14,470 (including $1,356 in direct commissions) and Merrill Lynch received $194,737. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1996 were $209,100, of which the Distributor received $13,960 and Merrill Lynch received $195,140. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1995 were $323,396, of which the Distributor received $19,404 and Merrill Lynch received $303,992. For the fiscal years ended October 31, 1997, 1996 and 1995 the Distributor received no CDSCs with respect to Class A shares for which the initial sales charge was waived. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1997 were $3,071,068, of which the Distributor received $210,653 (including $14,677 in direct commissions) and Merrill Lynch received $2,860,415. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1996 were $1,560,492, of which the Distributor received $100,325 and Merrill Lynch received $1,460,167. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1995 were $1,639,227, of which the Distributor received $102,417 and Merrill Lynch received $1,536,810. For the fiscal years ended October 31, 1997 and 1996, the distributor received no CDSCs with respect to Class D shares for which the initial sales charge was waived. For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $14,137, with respect to Class D shares for which the initial sales charge was waived.

  The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

  Rights of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market mutual fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch Blueprint SM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares. Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan.

  Class A and Class D shares are offered at net asset value, with a waiver of the front-end sales charge, to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employee Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employee Access SM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privileges of Certain Persons. Trustees of the Fund, members of the Boards of other investment companies advised by MLAM or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. Under such programs, the Fund realizes economies of scale and reduction of sales-related expenses by virtue of familiarity with the Fund.

  Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

  Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor must also establish that such redemption must have been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied. First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds that have been outstanding for a period of no less than six months; and second, the investor must also establish that such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied. First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after notice.

  Closed-End Fund Investment Option. Class A shares of the Fund and certain other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or FAM who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must have either been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch

High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

  TMA SMManaged Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to separate distribution plans for Class B, Class C, and Class D shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the NASD Conduct Rules imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following tables set forth comparative information as of October 31, 1997 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period March 27, 1987 (commencement of operations of Class B shares) to October 31, 1997, with respect to Class B shares, and for the period October 21, 1994 (commencement of operations of Class C shares) to October 31, 1997, with respect to Class C shares.

                  DATA CALCULATED AS OF OCTOBER 31, 1997

                                                                                                ANNUAL
                                                                                             DISTRIBUTION
                                     ALLOWABLE  ALLOWABLE              AMOUNTS                  FEE AT
                           ELIGIBLE  AGGREGATE INTEREST ON MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                            GROSS      SALES     UNPAID     AMOUNT     PAID TO      UNPAID    NET ASSET
                           SALES(1)   CHARGES  BALANCE(2)  PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                          ---------- --------- ----------- -------- -------------- --------- ------------
CLASS B SHARES
Under NASD Rule As
 Adopted (in thousands).  $3,949,441 $246,840   $ 71,531   $318,371   $ 120,530    $197,841    $ 35,156
Under Distributor's Vol-
 untary Waiver (in thou-
 sands).................  $3,949,441 $246,840   $ 19,747   $266,587   $ 120,530    $146,057    $ 35,156
CLASS C SHARES
Under NASD Rule As
 Adopted (in thousands).  $  350,461 $ 21,904   $  2,218   $ 24,122   $   3,610    $ 20,512    $  3,205

--------
(1) Purchase price of all eligible Class B shares sold since March 27, 1987 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in the Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares--Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program. Of the distribution fee payments made prior to July 6, 1993 under a prior plan at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Repurchase and Redemption of Shares" in the Prospectus for certain information as to the redemption and purchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the net asset value of such shares at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

  For the fiscal years ended October 31, 1997, 1996, and 1995, the Distributor received CDSCs of $3,135,480, $2,000,859, and $1,488,167, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. Similarly, for the fiscal years ended October 31, 1997, 1996 and 1995, the Distributor received CDSCs of $96,952, $75,039 and $20,243, respectively, with respect to Class C shares, all of which were paid to Merrill Lynch.

  Merrill Lynch Blueprint SM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for making the Fund's portfolio decisions, placing the Fund's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of commissions paid subject to a policy established by the Fund's Trustees and officers. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where practicable, the Manager surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Fund best price and execution or other services which are of benefit to the Fund. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Fund and the sale of underlying securities upon the exercise of such options. In addition, consistent with the NASD Conduct Rules and policies established by the Fund's Trustees, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  For the fiscal year ended October 31, 1995, the Fund paid total brokerage commissions of $3,781,129, of which $89,700 or approximately 2.4% was paid to Merrill Lynch for effecting 2.2% of the aggregate amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1996, the Fund paid total brokerage commissions of $1,930,894, none of which was paid to Merrill Lynch. For the fiscal year ended October 31, 1997, the Fund paid total brokerage commissions of $5,268,046 of which $441,467 or approximately 8.4% was paid to Merrill Lynch for effecting 7.7% of the aggregate amount of transactions in which the Fund paid brokerage commissions. The portfolio turnover rates for the fiscal years ended October 31, 1997, 1996 and 1995 were 24.75%, 30.01% and 37.42%, respectively.

  The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If in the judgment of the Manager the Fund will be benefited by supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts. For the fiscal year ended October 31, 1997, the Fund acquired no securities of brokers or dealers which executed its portfolio transactions during that year.

  The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, Merrill Lynch may execute transactions for the Fund on the floor of any national securities exchange provided that prior authorization of such transactions is obtained and Merrill Lynch furnishes a statement to the Fund at least annually setting forth the compensation it has received in connection with such transactions.

  The Trustees of the Fund have considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

                       DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.

  The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential among the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Portfolio securities that are traded both in the over-the-counter ("OTC") market and on a stock exchange are valued according to the broadest and most representative market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends, and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investors' bank account is required. Investors whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund, in their CMA(R) or CBA(R) accounts or in certain related accounts in the amount of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephone (1-800-MER-
FUND) to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividend and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bi-monthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bi-monthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

  With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as

Class B or Class C shares are otherwise redeemed. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares" in the prospectus. Where the systematic withdrawal plan is applied to Class B Shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares" in the prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

RETIREMENT PLANS

  Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100. However, there is no minimum for purchases through Blueprint's systematic investment plans.

  Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participations in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with an aggregate net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, dividend reinvestment Class A and Class D shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A and Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively ("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the Fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two-and-a-half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half year holding period of the Fund's Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Special Value Fund Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class D shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of that fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund Inc. ("Institutional Fund") after having held the Fund's Class B shares for two-and-a-half years and three years later decide to redeem the shares of Institutional Fund for cash.

At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two-and-a-half years, a subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid semi-annually. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders ("shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income.

  Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions, and also designating the amounts of various categories of capital gain income in capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction between the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which such dividend was declared.

  Pursuant to the Fund's investment objectives, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

  Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and long-term capital gain taxable at the maximum of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months.

  A sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

  Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase or sell options and futures and foreign currency options and futures, and related options on such futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. h the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from transactions in such option and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange. Similarly, Code Section 1091, which deals with "wash sales," may cause the Fund to postpone recognition of certain losses for tax purposes; and Code Section 1258, which deals with "conversion transactions," may apply to recharacterize certain capital gains as ordinary income for tax purposes, and Code Section 1259, which deals with "constructive sales" of appreciated financial positions (e.g. stock), may treat the Fund as having recognized income before the time that such income is economically recognized by the Fund.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the Fund shares.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

  Dividends and capital gains distributions and gains on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund's historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return information for the Class A and Class B shares of the Fund for the periods indicated.

                                    CLASS A SHARES*                    CLASS B SHARES**
                          ----------------------------------- -----------------------------------
                                            REDEEMABLE VALUE                    REDEEMABLE VALUE
                           EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                          PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                          ON A HYPOTHETICAL   AT THE END OF   ON A HYPOTHETICAL   AT THE END OF
         PERIOD           $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
         ------           ----------------- ----------------- ----------------- -----------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October
 31, 1997...............        26.99%          $1,269.90           28.62%          $1,286.20
Five Years Ended October
 31, 1997...............        24.63%          $3,007.10           24.70%          $3,014.70
Ten Years Ended October
 31, 1997 (Class B
 Shares)................                                            19.26%          $5,818.30
Inception (November 28,
 1988) to October 31,
 1997 (Class A Shares)..        20.82%          $5,408.30
                                                    ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended October 31,
1997....................        34.03%          $1,340.30           32.62%          $1,326.20
1996....................        28.15%          $1,281.50           26.84%          $1,268.40
1995....................        22.60%          $1,226.00           21.37%          $1,213.70
1994....................        12.50%          $1,125.00           11.41%          $1,114.10
1993....................        33.97%          $1,339.70           32.54%          $1,325.40
1992....................         5.77%          $1,057.70            4.74%          $1,047.40
1991....................        45.88%          $1,458.80           44.32%          $1,443.20
1990....................       (14.42)%         $  855.80          (15.31)%         $  846.90
1989....................           --                 --            29.25%          $1,292.50
1988....................           --                 --            16.64%          $1,166.40
Inception (November 28,
 1988) to October 31,
 1989 (Class A Shares)..        36.21%          $1,362.10              --                 --
Inception (March 27,
 1987) to October 31,
 1987 (Class B Shares)..           --                 --           (10.98)%         $  890.20
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (March 27,
 1987) to October 31,
 1997 (Class B Shares)..                                           417.96%          $5,179.60
Inception (November 28,
 1988) to October 31,
 1997 (Class A Shares)..       440.83%          $5,408.30

--------

 * Information as to Class A shares is presented for the period November 28, 1988 to October 31, 1997. Prior to November 28, 1988, no Class A shares were publicly issued.
** Commencement of Operations of Class B shares was March 27, 1987.

  Set forth below is total return information for the Class C and Class D shares of the Fund for the periods indicated.

                                   CLASS C SHARES*                     CLASS D SHARES*
                         ----------------------------------- -----------------------------------
                                           REDEEMABLE VALUE                    REDEEMABLE VALUE
                          EXPRESSED AS A   OF A HYPOTHETICAL  EXPRESSED AS A   OF A HYPOTHETICAL
                         PERCENTAGE BASED  $1,000 INVESTMENT PERCENTAGE BASED  $1,000 INVESTMENT
                         ON A HYPOTHETICAL   AT THE END OF   OF A HYPOTHETICAL   AT THE END OF
         PERIOD          $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
         ------          ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October
 31, 1997...............       31.63%          $1,316.30           26.65%          $1,266.50
Inception (October 21,
 1994) to
 October 31, 1997.......       28.16%          $2,119.30           26.85%          $2,056.10
                                                   ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended October 31,
1997....................       32.63%          $1,326.30           33.67%          $1,336.70
1996....................       26.84%          $1,268.40           27.83%          $1,278.30
1995....................       21.32%          $1,213.20           22.29%          $1,222.90
Inception (October 21,
 1994) to
 October 31, 1994.......        3.84%          $1,038.40            3.84%          $1,038.40
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994) to
 October 31, 1997.......      111.93%          $2,119.30          105.61%          $2,056.10

--------
* Commencement of Operations of Class C and Class D shares was October 21,
  1994.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the contingent deferred sales charge in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

  From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was established under Massachusetts law on December 11, 1986, under the name Merrill Lynch Retirement Equity Fund. On March 1, 1991, the name of the Fund was changed to Merrill Lynch Growth Fund for Investment and Retirement. On June 27, 1996, the name of the Fund was changed to Merrill Lynch Growth Fund. The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Under the Declaration of Trust, the Trustees have the authority to issue separate classes of shares that represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the account maintenance and distribution of the shares of a class may be borne solely by such class and a class may have exclusive voting rights with respect to matters relating to the account maintenance and distribution expenses being borne only by such class. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive rights. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Fund.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of outstanding shares on October 31, 1997, is calculated as set forth below.

                             CLASS A        CLASS B       CLASS C       CLASS D
                          -------------- -------------- ------------ --------------
 Net Assets.............  $1,769,296,179 $4,687,522,769 $427,376,567 $1,642,665,476
                          ============== ============== ============ ==============
 Number of Shares Out-
  standing..............      53,412,508    153,030,921   14,042,691     49,759,022
                          ============== ============== ============ ==============
 Net Asset Value Per
  Share (net assets di-
  vided by number of              $33.13         $30.63       $30.43         $33.01
  shares outstanding)...          ------         ------       ------         ------
 Sales Charge (Class A
  and Class D shares:
  5.25% of offering
  price (5.54% of net
  asset value per                   1.84             **           **           1.83
  share))*..............          ------         ------       ------         ------
 Offering Price.........          $34.97         $30.63       $30.43         $34.84
                                  ======         ======       ======         ======

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charge--Class B Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  State Street Bank and Trust Company, One Heritage Drive P2N, North Quincy, Massachusetts 02171, acts as the custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investment.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares as of January 1, 1998.

                               ----------------

  The Declaration of Trust establishing the Fund, dated as of December 11, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Growth Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

                                   APPENDIX

                      RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC.'S ("MOODY'S") CORPORATE
RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  --Leading market positions in well-established industries

  --High rates of return on funds employed

  --Conservative capitalization structures with moderate reliance on debt and ample asset protection

  --Broad margins in earnings coverage of fixed financial charges and higher internal cash generation

  --Well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

  Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

  Preferred stock rating symbols and their definitions are as follows:

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "a" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

C This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "B" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

  A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

  The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

  Debt rated BB, B, CCC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

  Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

  The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.   Nature of, and provisions of, the issue.

III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB,
B, Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C     A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue in default on debt instruments.

  NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

  The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Merrill Lynch Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Growth Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Growth Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

December 5, 1997

Merrill Lynch Growth Fund October 31, 1997

SCHEDULE OF INVESTMENTS
                     Shares Held/                                                                Value      Percent of
Industries           Face Amount             Long-Term Investments              Cost           (Note 1a)    Net Assets
Banking & Financial    1,000,000      Republic New York Corp.               $   44,267,281    $  105,812,500      1.3%
Services               2,000,000      Safra Republic Holdings S.A. (ADR)*       69,529,500       208,000,000      2.4
                                                                            --------------    --------------    ------
                                                                               113,796,781       313,812,500      3.7

Canadian               8,000,000      Norcen Energy Resources, Ltd. (c)        120,353,892       180,308,085      2.1
Exploration &
Production

Diversified Resource   6,000,000      Freeport-McMoRan Copper & Gold, Inc.
Companies                             (Class A) (c)                            156,119,558       138,375,000      1.6
                       5,000,000      Freeport-McMoRan Copper & Gold, Inc.
                                      (Class B) (c)                            107,984,584       119,375,000      1.4
                       3,750,000      Freeport-McMoRan, Inc. (c)               114,789,644       127,968,750      1.5
                       8,000,000      IMC Global, Inc. (c)                     273,877,204       269,500,000      3.2
                                                                            --------------    --------------    ------
                                                                               652,770,990       655,218,750      7.7

Domestic               7,000,000      Burlington Resources, Inc. (c)           336,647,444       342,562,500      4.0
Exploration &          3,500,000      Vastar Resources, Inc.                   106,578,685       141,312,500      1.7
Production                                                                  --------------    --------------    ------
                                                                               443,226,129       483,875,000      5.7

Electronic          $133,500,000      Cirrus Logic, Inc. (Convertible Bond),
Components                            6% due 12/15/2003 (b)                    123,411,250       117,646,875      1.4
                       3,500,000    ++Komag, Inc. (c)                           72,539,664        60,156,250      0.7
                                                                            --------------    --------------    ------
                                                                               195,950,914       177,803,125      2.1

Energy                 8,000,000      Apache Corp. (c)                         232,123,043       336,000,000      3.9
Acquisition &          2,200,000      Devon Energy Corp. (c)                    34,401,130        98,450,000      1.2
Exploitation           1,000,000      Devon Financing Trust
                                      (Convertible Preferred)(b)                50,000,000        80,500,000      0.9
                       4,000,000    ++Newfield Exploration Co. (c)              56,598,373       108,500,000      1.3
                                                                            --------------    --------------    ------
                                                                               373,122,546       623,450,000      7.3

Miscellaneous          1,000,000    ++Affymetrix, Inc.                          16,662,627        36,125,000      0.4
                       2,763,558    ++CytoTherapeutics, Inc. (c)                18,945,059        14,508,680      0.2
                         434,500      CytoTherapeutics, Inc. (Warrants)(a)         651,750            31,718      0.0
                       1,665,000    ++Genset (ADR)*                             32,285,401        30,594,375      0.3
                         780,000    ++Pharmacopeia, Inc.                        14,903,780        13,747,500      0.2
                       1,000,000      RAO Gazprom (ADR)*(b)                     17,865,451        22,375,000      0.3
                         261,000    ++Unova, Inc.                                5,113,174         4,893,750      0.0
                                                                            --------------    --------------    ------
                                                                               106,427,242       122,276,023      1.4

Natural Gas            3,855,434    ++TransMontaigne Oil Co. (c)                27,060,669        66,506,236      0.8
Gathering &            3,500,000      Western Gas Resources, Inc. (c)           74,549,278        86,406,250      1.0
Transmission                                                                --------------    --------------    ------
                                                                               101,609,947       152,912,486      1.8

Offshore Drilling     18,400,000      Ensco International, Inc. (c)            194,651,449       773,950,000      9.1
Companies             16,300,000    ++Global Marine, Inc. (c)                   59,126,323       507,337,500      5.9
                       1,899,200      Santa Fe International Corp.              69,954,258        93,416,900      1.1
                                                                            --------------    --------------    ------
                                                                               323,732,030     1,374,704,400     16.1

Oilfield Services      7,000,000    ++Nabors Industries, Inc. (c)               90,192,970       287,875,000      3.4
                       5,000,000      Schlumberger Ltd., Inc.                  223,527,267       437,500,000      5.1
                       5,000,000      Tidewater, Inc. (c)                      206,165,358       328,437,500      3.8
                       4,600,000    ++Weatherford Enterra, Inc.                135,307,975       234,887,500      2.8
                       3,833,400    ++Western Atlas, Inc. (c)                  232,388,888       330,391,163      3.9
                                                                            --------------    --------------    ------
                                                                               887,582,458     1,619,091,163     19.0

Merrill Lynch Growth Fund October 31, 1997

SCHEDULE OF INVESTMENTS (continued)
                                                                                                 Value      Percent of
Industries           Shares Held             Long-Term Investments              Cost           (Note 1a)    Net Assets
Personal Computers       500,000    ++Dell Computer Corp.                   $    3,107,425    $   40,062,500      0.5%

Real Estate            5,400,000      Beacon Properties Corp. (c)              178,620,085       227,475,000      2.6
Investment             4,920,000      Crescent Real Estate Equities, Inc. (c)  124,669,501       177,120,000      2.1
Trusts--Office         2,733,700      Equity Office Properties Trust            74,868,096        83,548,706      1.0
                                                                            --------------    --------------    ------
                                                                               378,157,682       488,143,706      5.7

Real Estate            2,000,000      Avalon Properties, Inc. (c)               52,951,219        58,750,000      0.7
Investment             5,500,000      Equity Residential Properties Trust (c)  241,098,763       277,750,000      3.2
Trusts--Residential                                                         --------------    --------------    ------
                                                                               294,049,982       336,500,000      3.9

Real Estate            3,742,000      Federal Realty Investment Trust (c)      102,967,307        94,719,375      1.1
Investment               945,000      New Plan Realty Trust                     22,693,960        22,561,875      0.3
Trusts--Retail         7,411,600      Simon DeBartolo Group, Inc. (c)          222,820,235       229,296,375      2.7
                       1,727,200      Weingarten Realty Investors               71,733,539        68,764,150      0.8
                                                                            --------------    --------------    ------
                                                                               420,215,041       415,341,775      4.9

                                      Total Long-Term Investments            4,414,103,059     6,983,499,513     81.9


                         Face
                        Amount               Short-Term Investments

Commercial           $30,000,000      Aesop Funding Corp., 5.53%
Paper**                               due 11/06/1997                            29,976,958        29,976,958      0.3
                      50,000,000      American Home Products Corp.,
                                      5.50% due 12/12/1997                      49,686,806        49,686,806      0.6
                                      Atlantic Asset Securitization Corp.:
                      28,257,000       5.53% due 11/13/1997                     28,204,913        28,204,913      0.3
                      12,073,000       5.54% due 11/13/1997                     12,050,705        12,050,705      0.1
                      50,000,000      Bell Atlantic Financial Services, Inc.,
                                      5.54% due 11/07/1997                      49,953,833        49,953,833      0.6
                      40,000,000      CSW Credit, Inc., 5.53% due 11/04/1997    39,981,567        39,981,567      0.5
                                      Centric Capital Corp.:
                      29,200,000       5.55% due 11/13/1997                     29,145,980        29,145,980      0.3
                      58,500,000       5.54% due 11/21/1997                     58,319,950        58,319,950      0.7
                                      Clipper Receivables Corp.:
                      24,363,000       5.52% due 11/06/1997                     24,344,322        24,344,322      0.3
                      25,000,000       5.52% due 11/19/1997                     24,931,000        24,931,000      0.3
                                      Corporate Asset Funding Co., Inc.:
                      50,000,000       5.50% due 11/25/1997                     49,816,667        49,816,667      0.6
                      35,000,000       5.50% due 12/15/1997                     34,764,722        34,764,722      0.4
                      50,000,000      Corporate Receivables Corp., 5.52% due
                                      12/11/1997                                49,693,333        49,693,333      0.6
                                      Countrywide Home Loans, Inc.:
                      40,000,000       5.57% due 12/04/1997                     39,795,767        39,795,767      0.5
                      20,000,000       5.53% due 12/05/1997                     19,895,544        19,895,544      0.2
                      28,890,000      Falcon Asset Securization Corp., 5.51%
                                      due 11/10/1997                            28,850,204        28,850,204      0.3
                                      Finova Capital Corp.:
                      15,000,000       5.53% due 11/14/1997                     14,970,046        14,970,046      0.2
                      20,000,000       5.57% due 11/21/1997                     19,938,111        19,938,111      0.2
                                      Fleet Funding Corp.:
                      50,000,000       5.52% due 11/26/1997                     49,808,333        49,808,333      0.6
                      38,068,000       5.53% due 12/04/1997                     37,875,027        37,875,027      0.4
                      39,530,000      GTE Corp., 5.50% due 11/17/1997           39,433,371        39,433,371      0.5

Merrill Lynch Growth Fund October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                 Value      Percent of
                     Face Amount           Short-Term Investments               Cost           (Note 1a)    Net Assets
Commercial                            General Motors Acceptance Corp.:
Paper**              $10,116,000       5.75% due 11/03/1997                 $   10,112,769    $   10,112,769      0.1%
(concluded)           70,000,000       5.51% due 12/02/1997                     69,667,868        69,667,868      0.8
                      50,000,000      Goldman Sachs Group, L.P., 5.53%
                                      due 11/24/1997                            49,823,347        49,823,347      0.6
                                      International Securitization Corp.:
                      50,000,000       5.52% due 11/18/1997                     49,869,667        49,869,667      0.6
                      50,000,000       5.56% due 12/04/1997                     49,745,167        49,745,167      0.6
                                      Lexington Parker Capital Corp.:
                      30,212,000       5.54% due 11/03/1997                     30,202,701        30,202,701      0.3
                      25,224,000       5.54% due 11/14/1997                     25,173,538        25,173,538      0.3
                      50,000,000       5.55% due 11/20/1997                     49,853,542        49,853,542      0.6
                                      Morgan (J.P.) & Co., Inc.:
                      50,000,000       5.50% due 12/19/1997                     49,633,333        49,633,333      0.6
                      50,000,000       5.50% due 12/23/1997                     49,602,778        49,602,778      0.6
                                      Morgan Stanley Group, Inc.:
                      50,000,000       5.52% due 11/03/1997                     49,984,667        49,984,667      0.6
                      50,000,000       5.50% due 11/21/1997                     49,847,222        49,847,222      0.6
                      50,329,000      Motorola, Inc., 5.55% due 11/20/1997      50,181,578        50,181,578      0.6
                      41,150,000      Preferred Receivables Funding Corp.,
                                      5.52% due 11/12/1997                      41,080,594        41,080,594      0.5
                      20,000,000      Riverwoods Funding Corp., 5.50%
                                      due 11/10/1997                            19,972,500        19,972,500      0.2
                                      Three Rivers Funding Corp.:
                      14,054,000       5.53% due 11/19/1997                     14,015,141        14,015,141      0.2
                      20,104,000       5.58% due 12/02/1997                     20,007,400        20,007,400      0.2
                                      Transamerica Finance Corp.:
                      50,000,000       5.52% due 12/03/1997                     49,754,667        49,754,667      0.6
                      50,000,000       5.54% due 12/08/1997                     49,715,306        49,715,306      0.6
                                      WCP Funding, Inc.:
                      25,000,000       5.53% due 11/07/1997                     24,976,958        24,976,958      0.3
                      25,000,000       5.50% due 12/05/1997                     24,870,139        24,870,139      0.3
                                                                            --------------    --------------    ------
                                                                             1,559,528,041     1,559,528,041     18.3

US Government                         Federal Home Loan Mortgage Corp.:
Agency                50,000,000       5.415% due 11/12/1997                    49,917,271        49,917,271      0.6
Obligations**         20,000,000       5.465% due 12/17/1997                    19,860,339        19,860,339      0.2
                                                                            --------------    --------------    ------
                                                                                69,777,610        69,777,610      0.8

                                      Total Short-Term Investments           1,629,305,651     1,629,305,651     19.1

Total Investments                                                           $6,043,408,710     8,612,805,164    101.0
                                                                            ==============
Liabilities in Excess of Other Assets                                                            (85,944,173)    (1.0)
                                                                                              --------------    ------
Net Assets                                                                                    $8,526,860,991    100.0%
                                                                                              ==============    ======

[FN]
  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 ++Non-income producing security.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Investment in an affiliated company (Note 5).

See Notes to Financial Statements.

Merrill Lynch Growth Fund October 31, 1997

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1997
Assets:             Investments, at value (identified cost--$6,043,408,710) (Note 1a)                     $8,612,805,164
                    Cash                                                                                       1,899,050
                    Receivables:
                      Beneficial interest sold                                           $   24,678,190
                      Dividends                                                               4,728,075
                      Interest                                                                3,461,692       32,867,957
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          97,912
                                                                                                          --------------
                    Total assets                                                                           8,647,670,083
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   96,798,153
                      Beneficial interest redeemed                                           11,693,168
                      Distributor (Note 2)                                                    4,805,240
                      Investment adviser (Note 2)                                             4,503,028      117,799,589
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     3,009,503
                                                                                                          --------------
                    Total liabilities                                                                        120,809,092
                                                                                                          --------------

Net Assets:         Net assets                                                                            $8,526,860,991
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    5,341,251
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     15,303,092
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      1,404,269
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      4,975,902
                    Paid-in capital in excess of par                                                       5,374,548,046
                    Undistributed investment income--net                                                      21,998,884
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               533,893,093
                    Unrealized appreciation on investments--net                                            2,569,396,454
                                                                                                          --------------
                    Net assets                                                                            $8,526,860,991
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $1,769,296,179 and 53,412,508 shares
                             of beneficial interest outstanding                                           $        33.13
                                                                                                          ==============
                    Class B--Based on net assets of $4,687,522,769 and 153,030,921 shares
                             of beneficial interest outstanding                                           $        30.63
                                                                                                          ==============
                    Class C--Based on net assets of $427,376,567 and 14,042,691 shares
                             of beneficial interest outstanding                                           $        30.43
                                                                                                          ==============
                    Class D--Based on net assets of $1,642,665,476 and 49,759,022 shares
                             of beneficial interest outstanding                                           $        33.01
                                                                                                          ==============


                    See Notes to Financial Statements.

Merrill Lynch Growth Fund October 31, 1997

Statement of Operations for the Year Ended October 31, 1997
Investment          Interest and discount earned                                                          $   94,711,657
Income              Dividends (net of $565,313 foreign withholding tax)                                       77,705,992
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                             172,417,649
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   42,880,246
                    Account maintenance and distribution fees--Class B (Note 2)              37,000,254
                    Transfer agent fees--Class B (Note 2)                                     5,578,287
                    Account maintenance fees--Class D (Note 2)                                3,109,660
                    Account maintenance and distribution fees--Class C (Note 2)               2,898,334
                    Transfer agent fees--Class A (Note 2)                                     1,812,916
                    Transfer agent fees--Class D (Note 2)                                     1,657,466
                    Registration fees (Note 1f)                                                 922,577
                    Transfer agent fees--Class C (Note 2)                                       472,982
                    Printing and shareholder reports                                            365,841
                    Accounting services (Note 2)                                                361,942
                    Custodian fees                                                              203,791
                    Professional fees                                                            80,175
                    Trustees' fees and expenses                                                  45,576
                    Pricing fees                                                                  1,544
                    Other                                                                        53,416
                                                                                         --------------
                    Total expenses before reimbursement                                      97,445,007
                    Reimbursement of expenses (Note 2)                                       (2,673,480)
                                                                                         --------------
                    Total expenses after reimbursement                                                        94,771,527
                                                                                                          --------------
                    Investment income--net                                                                    77,646,122
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      533,893,531
(Loss) on             Foreign currency transactions--net                                        (59,658)     533,833,873
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation on investments--net                                  1,320,593,787
Transactions                                                                                              --------------
(Notes 1b, 1c,      Net realized and unrealized gain on investments and foreign
1e & 3):            currency transactions                                                                  1,854,427,660
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $1,932,073,782
                                                                                                          ==============

                    See Notes to Financial Statements.

Merrill Lynch Growth Fund October 31, 1997

Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1997              1996
Operations:         Investment income--net                                               $   77,646,122   $   24,902,813
                    Realized gain on investments and foreign currency
                    transactions--net                                                       533,833,873      366,995,445
                    Change in unrealized appreciation on investments--net                 1,320,593,787      622,793,812
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                  1,932,073,782    1,014,692,070
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (20,060,922)     (11,466,384)
Shareholders          Class B                                                               (27,296,782)      (3,656,501)
(Note 1g):            Class C                                                                (2,319,545)        (670,606)
                      Class D                                                               (15,879,973)      (8,536,028)
                    Realized gain on investments--net:
                      Class A                                                               (72,708,025)     (54,826,992)
                      Class B                                                              (214,744,463)    (168,933,574)
                      Class C                                                               (14,376,468)      (7,976,874)
                      Class D                                                               (65,179,339)     (51,112,182)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (432,565,517)    (307,179,141)
                                                                                         --------------   --------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                 1,933,943,957    1,095,437,782
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total increase in net assets                                          3,433,452,222    1,802,950,711
                    Beginning of year                                                     5,093,408,769    3,290,458,058
                                                                                         --------------   --------------
                    End of year*                                                         $8,526,860,991   $5,093,408,769
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1h)                       $   21,998,884   $    9,982,308
                                                                                         ==============   ==============


                    See Notes to Financial Statements.

Merrill Lynch Growth Fund October 31, 1997

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                               Class A
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1997++       1996++        1995++       1994++         1993
Per Share           Net asset value,
Operating           beginning of year                  $    26.87   $    23.13   $    19.19    $    19.22     $    14.79
Performance:                                           ----------   ----------   ----------    ----------     ----------
                    Investment income--net                    .53          .31          .23           .08            .02
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                        7.98         5.63         4.01          2.01           4.86
                                                       ----------   ----------   ----------    ----------     ----------
                    Total from investment
                    operations                               8.51         5.94         4.24          2.09           4.88
                                                       ----------   ----------   ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net                 (.44)        (.35)          --            --             --
                      Realized gain on
                      investments--net                      (1.81)       (1.85)        (.30)        (2.12)          (.45)
                                                       ----------   ----------   ----------    ----------     ----------
                    Total dividends
                    and distributions                       (2.25)       (2.20)        (.30)        (2.12)          (.45)
                                                       ----------   ----------   ----------    ----------     ----------
                    Net asset value, end of year       $    33.13   $    26.87   $    23.13    $    19.19     $    19.22
                                                       ==========   ==========   ==========    ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                        34.03%       28.15%       22.60%        12.50%         33.97%
                                                       ==========   ==========   ==========    ==========     ==========

Ratios to           Expenses, net of reimbursement           .77%         .80%         .82%          .82%           .81%
Average                                                ==========   ==========   ==========    ==========     ==========
Net Assets:         Expenses                                 .81%         .84%         .84%          .82%           .81%
                                                       ==========   ==========   ==========    ==========     ==========
                    Investment income--net                  1.84%        1.28%        1.10%          .44%           .29%
                                                       ==========   ==========   ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                     $1,769,296   $1,056,870   $  670,164    $  382,077     $  229,709
                                                       ==========   ==========   ==========    ==========     ==========
                    Portfolio turnover                     24.75%       30.01%       37.42%         4.22%         33.21%
                                                       ==========   ==========   ==========    ==========     ==========
                    Average commission
                    rate paid++++                      $    .0559   $    .0539           --            --             --
                                                       ==========   ==========   ==========    ==========     ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average number of shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

Merrill Lynch Growth Fund October 31, 1997

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                               Class B
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1997++       1996++        1995++       1994++         1993
Per Share           Net asset value,
Operating           beginning of year                  $    25.03   $    21.60   $    18.12    $    18.43     $    14.35
Performance:                                           ----------   ----------   ----------    ----------     ----------
                    Investment income (loss)--net             .22          .06          .01          (.10)          (.11)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                        7.39         5.26         3.77          1.91           4.64
                                                       ----------   ----------   ----------    ----------     ----------
                    Total from investment
                    operations                               7.61         5.32         3.78          1.81           4.53
                                                       ----------   ----------   ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net                 (.20)        (.04)          --            --             --
                      Realized gain on
                      investments--net                      (1.81)       (1.85)        (.30)        (2.12)          (.45)
                                                       ----------   ----------   ----------    ----------     ----------
                    Total dividends and
                    distributions                           (2.01)       (1.89)        (.30)        (2.12)          (.45)
                                                       ----------   ----------   ----------    ----------     ----------
                    Net asset value, end of year       $    30.63   $    25.03   $    21.60    $    18.12     $    18.43
                                                       ==========   ==========   ==========    ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                        32.62%       26.84%       21.37%        11.41%         32.54%
                                                       ==========   ==========   ==========    ==========     ==========

Ratios to Average   Expenses, net of reimbursement          1.79%        1.82%        1.84%         1.84%          1.83%
Net Assets:                                            ==========   ==========   ==========    ==========     ==========
                    Expenses                                1.83%        1.85%        1.87%         1.84%          1.83%
                                                       ==========   ==========   ==========    ==========     ==========
                    Investment income (loss)--net            .82%         .26%         .04%         (.58%)         (.78%)
                                                       ==========   ==========   ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                     $4,687,523   $2,916,507   $1,920,451    $1,433,051     $1,049,190
                                                       ==========   ==========   ==========    ==========     ==========
                    Portfolio turnover                     24.75%       30.01%       37.42%         4.22%         33.21%
                                                       ==========   ==========   ==========    ==========     ==========
                    Average commission
                    rate paid++++                      $    .0559   $    .0539           --            --             --
                                                       ==========   ==========   ==========    ==========     ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average number of shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

Merrill Lynch Growth Fund October 31, 1997

Financial Highlights (continued)
                                                                                       Class C++++
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                        1994++ to
                                                                       For the Year Ended October 31,          Oct. 31,
Increase (Decrease) in Net Asset Value:                              1997           1996           1995          1994
Per Share           Net asset value, beginning of period         $    24.89      $    21.59    $    18.12     $    17.45
Operating                                                        ----------      ----------    ----------     ----------
Performance:        Investment income--net                              .22             .06           .03             --
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net             7.34            5.23          3.74            .67
                                                                 ----------      ----------    ----------     ----------
                    Total from investment operations                   7.56            5.29          3.77            .67
                                                                 ----------      ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                           (.21)           (.14)           --             --
                      Realized gain on investments--net               (1.81)          (1.85)         (.30)            --
                                                                 ----------      ----------    ----------     ----------
                    Total dividends and distributions                 (2.02)          (1.99)         (.30)            --
                                                                 ----------      ----------    ----------     ----------
                    Net asset value, end of period               $    30.43      $    24.89    $    21.59     $    18.12
                                                                 ==========      ==========    ==========     ==========

Total Investment    Based on net asset value per share               32.63%          26.84%        21.32%          3.84%+++
Return:**                                                        ==========      ==========    ==========     ==========

Ratios to Average   Expenses, net of reimbursement                    1.80%           1.84%         1.86%          2.52%*
Net Assets:                                                      ==========      ==========    ==========     ==========
                    Expenses                                          1.84%           1.87%         1.89%          2.52%*
                                                                 ==========      ==========    ==========     ==========
                    Investment income (loss)--net                      .81%            .25%          .14%         (1.17%)*
                                                                 ==========      ==========    ==========     ==========

Supplemental        Net assets, end of period (in thousands)     $  427,377      $  187,221    $   85,486     $    1,381
Data:                                                            ==========      ==========    ==========     ==========
                    Portfolio turnover                               24.75%          30.01%        37.42%          4.22%
                                                                 ==========      ==========    ==========     ==========
                    Average commission rate paid++++++           $    .0559      $    .0539            --             --
                                                                 ==========      ==========    ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average number of shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Merrill Lynch Growth Fund October 31, 1997


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                       Class D++++
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                                        1994++ to
                                                                       For the Year Ended October 31,          Oct. 31,
Increase (Decrease) in Net Asset Value:                              1997           1996           1995          1994
Per Share           Net asset value, beginning of period         $    26.79      $    23.06    $    19.18     $    18.47
Operating                                                        ----------      ----------    ----------     ----------
Performance:        Investment income--net                              .46             .24           .22             --
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net             7.95            5.63          3.96            .71
                                                                 ----------      ----------    ----------     ----------
                    Total from investment operations                   8.41            5.87          4.18            .71
                                                                 ----------      ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                           (.38)           (.29)           --             --
                      Realized gain on investments--net               (1.81)          (1.85)         (.30)            --
                                                                 ----------      ----------    ----------     ----------
                    Total dividends and distributions                 (2.19)          (2.14)         (.30)            --
                                                                 ----------      ----------    ----------     ----------
                    Net asset value, end of period               $    33.01      $    26.79    $    23.06     $    19.18
                                                                 ==========      ==========    ==========     ==========

Total Investment    Based on net asset value per share               33.67%          27.83%        22.29%          3.84%+++
Return:**                                                        ==========      ==========    ==========     ==========

Ratios to Average   Expenses, net of reimbursement                    1.02%           1.05%         1.08%          1.77%*
Net Assets:                                                      ==========      ==========    ==========     ==========
                    Expenses                                          1.06%           1.08%         1.10%          1.77%*
                                                                 ==========      ==========    ==========     ==========
                    Investment income (loss)--net                     1.59%           1.03%         1.00%          (.54%)*
                                                                 ==========      ==========    ==========     ==========

Supplemental        Net assets, end of period (in thousands)     $1,642,665      $  932,811    $  614,357     $    1,186
Data:                                                            ==========      ==========    ==========     ==========
                    Portfolio turnover                               24.75%          30.01%        37.42%          4.22%
                                                                 ==========      ==========    ==========     ==========
                    Average commission rate paid++++++           $    .0559      $    .0539            --             --
                                                                 ==========      ==========    ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average number of shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Merrill Lynch Growth Fund October 31, 1997


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies: Merrill Lynch Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).


Merrill Lynch Growth Fund October 31, 1997


NOTES TO FINANCIAL STATEMENTS (continued)

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign currency transactions. Accordingly, current year's permanent book/tax differences of $72,324 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates: The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of 0.65%. As a result of a voluntary waiver of expenses beginning on December 16, 1994, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets on the first $1 billion; 0.625% of the average net assets on the next $500 million; and 0.60% of the average net assets over $1.5 billion. For the year ended October 31, 1997, MLAM earned fees of $42,880,246, of which $2,673,480 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account        Distribution
                                 Maintenance Fee        Fee

Class B                                0.25%           0.75%
Class C                                0.25%           0.75%
Class D                                0.25%             --

Merrill Lynch Growth Fund October 31, 1997


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1997, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD            MLPF&S

Class A                              $ 14,470        $  194,757
Class D                              $210,653        $2,860,415

For the year ended October 31, 1997, MLPF&S received contingent deferred sales charges of $4,083,378 and $96,952 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $441,467 in commissions on the execution of portfolio security trans-actions for the Fund for the year ended October 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $2,836,110,242 and $1,249,176,758, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                  Realized        Unrealized
                               Gains (Losses)        Gains

Long-term investments           $533,904,081    $2,569,396,454
Short-term investments               (10,550)               --
Foreign currency
transactions                         (59,658)               --
                                ------------    --------------
Total                           $533,833,873    $2,569,396,454
                                ============    ==============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,569,396,454, of which $2,629,138,553 related to appreciated securities and $59,742,099 related to depreciated securities. At October 31, 1997, the aggregate cost of investments for Federal income tax purposes was $6,043,408,710.


4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $1,933,943,957 and $1,095,437,782 for the years ended October 31, 1997 and
October 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                            Dollar
Ended October 31, 1997                Shares           Amount

Shares sold                        26,024,620    $  745,365,301
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,259,696        85,223,804
                                 ------------    --------------
Total issued                       29,284,316       830,589,105
Shares redeemed                   (15,200,649)     (431,634,274)
                                 ------------    --------------
Net increase                       14,083,667    $  398,954,831
                                 ============    ==============


Class A Shares for the Year                            Dollar
Ended October 31, 1996                Shares           Amount

Shares sold                        15,856,881    $  374,683,538
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,825,668        60,826,440
                                 ------------    --------------
Total issued                       18,682,549       435,509,978
Shares redeemed                    (8,325,117)     (196,158,604)
                                 ------------    --------------
Net increase                       10,357,432    $  239,351,374
                                 ============    ==============

Merrill Lynch Growth Fund October 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares
For the Year Ended                                     Dollar
October 31, 1997                      Shares           Amount

Shares sold                        58,873,336    $1,555,413,648
Shares issued to shareholders
in reinvestment of dividends
and distributions                   9,170,267       221,585,076
                                 ------------    --------------
Total issued                       68,043,603     1,776,998,724
Automatic conversion of
shares                             (3,569,962)      (96,367,617)
Shares redeemed                   (27,974,354)     (736,256,154)
                                 ------------    --------------
Net increase                       36,499,287    $  944,374,953
                                 ============    ==============

Class B Shares
For the Year Ended                                     Dollar
October 31, 1996                      Shares           Amount

Shares sold                        40,931,339    $  899,830,123
Shares issued to shareholders
in reinvestment of dividends
and distributions                   7,878,594       157,479,392
                                 ------------    --------------
Total issued                       48,809,933     1,057,309,515
Automatic conversion of
shares                             (2,182,558)      (47,330,262)
Shares redeemed                   (19,023,230)     (416,714,283)
                                 ------------    --------------
Net increase                       27,604,145    $  593,264,970
                                 ============    ==============


Class C Shares
For the Year Ended                                     Dollar
October 31, 1997                      Shares           Amount

Shares sold                         8,962,055    $  238,396,273
Shares issued to shareholders
in reinvestment of dividends
and distributions                     636,886        15,333,078
                                 ------------    --------------
Total issued                        9,598,941       253,729,351
Shares redeemed                    (3,076,879)      (81,814,832)
                                 ------------    --------------
Net increase                        6,522,062    $  171,914,519
                                 ============    ==============

Class C Shares

For the Year Ended                                     Dollar
October 31, 1996                      Shares           Amount

Shares sold                         4,661,344    $  101,617,191
Shares issued to shareholders
in reinvestment of dividends
and distributions                     396,953         7,905,015
                                 ------------    --------------
Total issued                        5,058,297       109,522,206
Shares redeemed                    (1,496,367)      (32,621,973)
                                 ------------    --------------
Net increase                        3,561,930     $  76,900,233
                                 ============    ==============

Class D Shares
For the Year Ended                                     Dollar
October 31, 1997                      Shares           Amount

Shares sold                        17,348,143    $  497,504,347
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,769,334        72,205,886
Automatic conversion of
shares                              3,317,532        96,367,617
                                 ------------    --------------
Total issued                       23,435,009       666,077,850
Shares redeemed                    (8,490,489)     (247,378,196)
                                 ------------    --------------
Net increase                       14,944,520    $  418,699,654
                                 ============    ==============

Class D Shares
For the Year Ended                                     Dollar
October 31, 1996                      Shares           Amount

Shares sold                         8,855,195    $  208,171,714
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,450,827        52,562,307
Automatic conversion of
shares                              2,042,224        47,330,262
                                 ------------    --------------
Total issued                       13,348,246       308,064,283
Shares redeemed                    (5,171,860)     (122,143,078)
                                 ------------    --------------
Net increase                        8,176,386    $  185,921,205
                                 ============    ==============

Merrill Lynch Growth Fund October 31, 1997

5. Transactions with Affiliated Companies:

Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated
Companies" in Section 2(a)(3) of the Investment Company Act of 1940)
are as follows:
                                                                                Increase in      Increase in       Dividend
Industry                                       Affiliate                        Shares--Net       Cost--Net         Income
Energy Acquisition & Exploitation         Apache Corp.                                  --                --    $ 2,240,000

Real Estate Investment Trusts--           Avalon Properties, Inc.                2,000,000     $  52,951,219      3,060,000
Residental

Real Estate Investment Trusts--Office     Beacon Properties Corp.                5,400,000       178,620,085      5,983,750

Domestic Exploration & Production         Burlington Resources, Inc.             7,000,000       336,647,444        825,000

Real Estate Investment Trusts--Office     Crescent Real Estate Equities, Inc.    4,920,000       124,669,501     12,897,949

Miscellaneous                             CytoTherapeutics, Inc.                   467,558         3,030,276             ++

Energy Acquisition & Exploitation         Devon Energy Corp.                            --                --        440,000

Offshore Drilling Companies               Ensco International, Inc.             11,100,000        89,012,097        460,000

Real Estate Investment Trusts--           Equity Residental Properties Trust     5,500,000       241,098,763     11,474,000
Residental

Real Estate Investment Trusts--Retail     Federal Realty Investment Trust        3,742,000       102,967,307      4,266,400

Diversified Resource Companies            Freeport-McMoRan Copper &
                                          Gold, Inc. (Class A)                   4,500,000       119,670,007      2,216,475

Diversified Resource Companies            Freeport-McMoRan Copper &
                                          Gold, Inc. (Class B)                          --                --      4,500,000

Diversified Resource Companies            Freeport-McMoRan, Inc.                        --                --      1,350,000

Offshore Drilling Companies               Global Marine, Inc.                           --                --             ++

Diversified Resource Companies            IMC Global, Inc.                       6,950,000       236,654,280      1,140,000

Electronic Components                     Komag, Inc.                                   --                --             ++

Oilfield Services                         Nabors Industries, Inc.                2,000,000        34,491,905             ++

Energy Acquisition & Exploitation         Newfield Exploration Co.               2,000,000                --             ++

Canadian Exploration & Production         Norcen Energy Resources, Ltd.                 --                --        732,864

Real Estate Investment Trusts--Retail     Simon DeBartolo Group, Inc.            7,411,600       222,820,235      8,567,775

Oilfield Services                         Tidewater, Inc.                        5,000,000       206,165,358      1,200,000

Natural Gas Gathering & Transmission      TransMontaigne Oil Co.                   738,434         9,917,169             ++

Oilfield Services                         Western Atlas, Inc.                    1,333,400        91,214,635             ++

Natural Gas Gathering & Transmission      Western Gas Resources, Inc.            1,000,000        17,229,850        700,000

[FN]
++Non-income producing security.

                  [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

  PAGE
  ----

Investment Objectives and Policies .........................................   2
 Portfolio Strategies Involving Options and Futures.........................   3
 Other Investment Policies and Practices....................................   3
 Investment Restrictions....................................................   5
Management of the Fund .....................................................   8
 Trustees and Officers......................................................   8
 Management and Advisory
   Arrangements.............................................................  10
Purchase of Shares .........................................................  11
 Initial Sales Charge Alternatives--
   Class A and Class D Shares...............................................  12
 Reduced Initial Sales Charges..............................................  13
 Employer-Sponsored Retirement or
   Savings Plans and Certain Other
   Arrangements.............................................................  16
 Distribution Plans.........................................................  17
 Limitations on the Payment of Deferred Sales Charges.......................  17
Redemption of Shares .......................................................  18
 Deferred Sales Charges--
   Class B and Class C Shares...............................................  19
Portfolio Transactions and Brokerage .......................................  20
Determination of Net Asset Value ...........................................  21
Shareholder Services .......................................................  22
 Investment Account.........................................................  22
 Automatic Investment Plans.................................................  23
 Automatic Reinvestment of Dividends and Capital Gains Distributions........  23
 Systematic Withdrawal Plans ...............................................  23
 Retirement Plans...........................................................  25
 Exchange Privilege.........................................................  25
Dividends, Distributions and Taxes .........................................  27
 Dividends and Distributions................................................  27
 Taxes......................................................................  27
 Tax Treatment of Options and Futures Transactions..........................  29
 Special Rules for Certain Foreign Currency Transactions....................  30
Performance Data ...........................................................  31
General Information.........................................................  33
 Description of Shares......................................................  33
 Computation of Offering Price Per Share....................................  34
 Independent Auditors ......................................................  34
 Custodian..................................................................  35
 Transfer Agent ............................................................  35
 Legal Counsel..............................................................  35
 Reports to Shareholders....................................................  35
 Additional Information ....................................................  35
Appendix....................................................................  36
Independent Auditors' Report ...............................................  43
Financial Statements .......................................................  44

                                                          Code #10480-0198

[LOGO] MERRILL LYNCH

MERRILL LYNCH
GROWTH FUND


[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    January 30, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for each of the years in the ten-year period ended October 31, 1997.

    Contained in Part B:

     Financial Statements:

     Schedule of Investments as of October 31, 1997

     Statement of Assets and Liabilities as of October 31, 1997

     Statement of Operations for the year ended October 31, 1997

     Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1997.

     Financial Highlights for each of the years in the five-year period ended October 31, 1997

  (b)EXHIBITS:

 EXHIBIT
 NUMBER  DESCRIPTION
 ------- -----------
   1(a)  --Declaration of Trust of the Registrant.(a)
    (b)  --Amendment to Declaration of Trust, dated March 24, 1987.(d)
    (c)  --Instrument establishing Class A shares and Class B shares of
          Registrant.(e)
    (d)  --Amendment to Declaration of Trust, dated October 18, 1994.(i)
   2(a)  --By-Laws of Registrant.(o)
    (b)  --Amended By-Laws of Registrant.(l)
   3     --None.
   4     --Instruments Defining Rights of Shareholders. Incorporated by
          reference to Exhibits 1 and 2 above.
   5(a)  --Management Agreement between Registrant and Merrill Lynch Asset
          Management.(n)
    (b)  --Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P.
          and Merrill Lynch Asset Management U.K. Limited.
   6(a)  --Class B Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor, Inc.(c)
    (b)  --Class A Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor, Inc.(i)
    (c)  --Class C Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor, Inc.(i)
    (d)  --Class D Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor, Inc.(i)
   7     --None.
   8     --Custody Agreement between Registrant and State Street Bank and Trust
         Company.(c)
   9     --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agreement between Registrant and Merrill Lynch Financial
          Data Services, Inc.(b)
  10     --Opinion of counsel for Registrant.(j)
  11     --Consent of Deloitte & Touche LLP, independent auditors for
         Registrant.
  12     --None.
  13     --Form of certificate of Merrill Lynch Asset Management.(c)
  14     --Not applicable.
  15(a)  --Class B Distribution Plan and Class B Distribution Plan Sub-
          Agreement.(g)
    (b)  --Class C Distribution Plan and Class C Distribution Plan Sub-
          Agreement.(i)
    (c)  --Class D Distribution Plan and Class D Distribution Plan Sub-
          Agreement.(i)
  16(a)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 (relating to Class
          A shares).(f)
    (b)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 (relating to Class
          B shares).(e)

 EXHIBIT
 NUMBER  DESCRIPTION
 ------- -----------
    (c)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 (relating to Class
          C shares).(i)
    (d)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 (relating to Class
          D shares).(i)
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
    (e)  --Other Exhibits
         Powers of Attorney for Officers and Trustees
         Arthur Zeikel(h)
         Herbert I. London(h)
         Robert R. Martin(h)
         Joseph L. May(h)
         Andre F. Perold(h)
         Gerald M. Richard(h)
         James H. Bodurtha(m)
  18     --Rule 18f-3 Plan of the Registrant.(k)

--------

(a) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed as an Exhibit to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on December 12, 1986.

(b) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on January 30, 1987.

(c) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on February 18, 1987.

(d) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on September 4, 1987.

(e) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed as an Exhibit to Post-Effective Amendment No. 3 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on November 2, 1988.

(f) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on February 28, 1990.

(g) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on February 26, 1993.

(h) Incorporated by reference to identically numbered Exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on February 25, 1994.

(i) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 12 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.

(j) Incorporated by reference to the identically numbered exhibit to Post-Effective No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A. Initially filed as an Exhibit to Post-Effective Amendment No. 3 and Post-Effective Amendment No. 9 to Registrant's Registration Statement on November 2, 1988 and February 26, 1993, respectively.

(k) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities of 1933 on Form N-1A of Merrill Lynch Multi-State Municipal Series Trust on January 25, 1996 (File Nos. 2-99473 and 811-4375).

(l) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 14 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.

(m) Incorporated by reference to exhibit 17(f) to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.

(n) Incorporated by reference to exhibit 5 to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on February 27, 1996. Initially filed as an Exhibit to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on December 12, 1986.

(o) Incorporated by reference to exhibit 2 to Post-Effective Amendment No. 13 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on February 27, 1996. Initially filed as an Exhibit to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A on December 12, 1986.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                  NUMBER OF
                                                                 HOLDERS AT
                          TITLE OF CLASS                      DECEMBER 31, 1997
                          --------------                      -----------------
      Class A shares of beneficial interest, par value $0.10
       per share............................................       116,594
      Class B shares of beneficial interest, par value $0.10
       per share............................................       303,241
      Class C shares of beneficial interest, par value $0.10
       per share............................................        41,611
      Class D shares of beneficial interest, par value $0.10
       per share............................................        98,533

--------

  Note: The number of holders shown in the table includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

ITEM 27. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

  "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3 provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation of presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

  The Management Agreement between Registrant and Merrill Lynch Asset Management, Inc. (now called Merrill Lynch Asset Management, L.P.) ("MLAM") limits the liability of MLAM to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.

  In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF MANAGER.

  MLAM also acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following registered closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

  Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds

Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since October 31, 1995, for such person's or entity's own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28. Mr. Zeikel is a director of substantially all of such companies, and Mr. Glenn is a director of certain of such companies. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

  Officers and partners of MLAM are set forth as follows;

                                                            OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION WITH THE MANAGER      PROFESSION, VOCATION OR EMPLOYMENT
           ----           -------------------------      ----------------------------------
 ML & Co. ............... Limited Partner           Financial Services Holding Company; Limited
                                                     Partner of FAM.
 Princeton Services...... General Partner           General Partner of FAM.
 Arthur Zeikel........... Chairman                  Chairman of FAM; President of MLAM and FAM
                                                     (from 1977 to 1997); Chairman and Director
                                                     of Princeton Services; President of
                                                     Princeton Services (from 1993 to 1997);
                                                     Executive Vice President of ML & Co.
 Jeffrey M. Peek......... President                 President of FAM; President and Director of
                                                     Princeton Services (since 1997); Executive
                                                     Vice President of ML & Co.
 Terry K. Glenn.......... Executive Vice            Executive Vice President of FAM; Executive
                           President                 Vice President and Director of Princeton
                                                     Services; President and Director of MLFD;
                                                     Director of MLFDS; President of Princeton
                                                     Administrators L.P.
 Linda L. Federici....... Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                     President of Princeton Services.
 Vincent R. Giordano..... Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                     President of Princeton Services.
 Elizabeth A. Griffin.... Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                     President of Princeton Services.
 Norman R. Harvey........ Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                     President of Princeton Services.
 Michael J. Hennewinkel.. Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                     President of Princeton Services.
 Philip L. Kirstein...... Senior Vice               Senior Vice President, General Counsel and
                           President, General        Secretary of FAM; Senior Vice President,
                           Counsel and               General Counsel, Director and Secretary of
                           Secretary                 Princeton Services.

                                                           OTHER SUBSTANTIAL BUSINESS,
       NAME              POSITION WITH THE MANAGER     PROFESSION, VOCATION OR EMPLOYMENT
       ----              -------------------------     ----------------------------------
Ronald M. Kloss......... Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                    President of Princeton Services.
Debra Landsman-Yaros.... Senior Vice President     Senior Vice President of FAM; Vice
                                                    President of MLFD; Senior Vice President
                                                    of Princeton Services.
Stephen M. M. Miller.... Senior Vice President     Executive Vice President of Princeton
                                                    Administrators, L.P.; Senior Vice
                                                    President of Princeton Services.
Joseph T. Monagle, Jr... Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                    President of Princeton Services.
Michael L. Quinn........ Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                    President of Princeton Services; Managing
                                                    Director and First Vice President of
                                                    Merrill Lynch, Pierce, Fenner & Smith from
                                                    1989 to 1995.
Richard L. Reller....... Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                    President of Princeton Services; Director
                                                    of MLFD.
Gerald M. Richard....... Senior Vice President     Senior Vice President and Treasurer of FAM;
                          and Treasurer             Senior Vice President and Treasurer of
                                                    Princeton Services; Vice President and
                                                    Treasurer of MLFD.
Gregory D. Upah......... Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                    President of Princeton Services.
Ronald L. Welburn....... Senior Vice President     Senior Vice President of FAM; Senior Vice
                                                    President of Princeton Services.

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since October 31, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                              POSITION WITH              OTHER SUBSTANTIAL BUSINESS,
           NAME                 MLAM U.K.             PROFESSION, VOCATION OR EMPLOYMENT
           ----               -------------           ----------------------------------
 Arthur Zeikel........... Director and Chairman  Chairman of the Manager and FAM; President
                                                  of the Manager and FAM (from 1977 to
                                                  1997); Chairman and Director of Princeton
                                                  Services; President of Princeton Services
                                                  (from 1993 to 1997); Executive Vice
                                                  President of ML & Co.
 Alan J. Albert.......... Senior Managing
                           Director              Vice President of the Manager.
 Nicholas C. D. Hall..... Director               Director of Merrill Lynch Europe PLC;
                                                  General Counsel of Merrill Lynch
                                                  International Private Banking Group.
 Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer of the
                                                  Manager and FAM; Senior Vice President and
                                                  Treasurer of Princeton Services; Vice
                                                  President and Treasurer of MLFD.
 Carol Ann Langham....... Company Secretary      None
 Debra Anne Searle....... Assistant Company      None
                           Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and MLFD also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Officers Aldrich, Breen, Crook, Fatseas, and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                       (2)                       (3)
            (1)                POSITIONS AND OFFICES     POSITIONS AND OFFICES
            NAME                     WITH MLFD              WITH REGISTRANT
           -----              ----------------------    ----------------------
Terry K. Glenn............. President and Director     Executive Vice President
Richard L. Reller.......... Director                   None
Thomas J. Verage........... Director                   None
William E. Aldrich......... Senior Vice President      None
Robert W. Crook............ Senior Vice President      None
Kevin P. Boman............. Vice President             None
Michael J. Brady........... Vice President             None
William M. Breen........... Vice President             None
Michael G. Clark........... Vice President             None
Mark A. DeSario............ Vice President             None
James J. Fatseas........... Vice President             None
Debra W. Landsman-Yaros.... Vice President             None
Michelle T. Lau............ Vice President             None
Gerald M. Richard.......... Vice President and         Treasurer
                             Treasurer
Salvatore Venezia.......... Vice President             None
William Wasel.............. Vice President             None
Robert Harris.............. Secretary                  None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Trust-- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) The Registrant will furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 30th day of January, 1998.

                                       Merrill Lynch Growth Fund
                                            (Registrant)

                                       By         /s/ Arthur Zeikel
                                          -------------------------------------
                                             (Arthur Zeikel, President)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURES                        TITLE                 DATE

          /s/ Arthur Zeikel            President and
-------------------------------------   Trustee (Principal       January 30,
           (Arthur Zeikel)              Executive Officer)        1998

                  *                    Treasurer (Principal
-------------------------------------   Financial and
         (Gerald M. Richard)            Accounting Officer)

                  *                    Trustee
-------------------------------------
         (James H. Bodurtha)

                  *                    Trustee
-------------------------------------
         (Herbert I. London)

                  *                    Trustee
-------------------------------------
         (Robert R. Martin)

                  *                    Trustee
-------------------------------------
           (Joseph L. May)

                  *                    Trustee
-------------------------------------
          (Andre F. Perold)

*By       /s/ Arthur Zeikel
  -----------------------------------                            January 30,
  (Arthur Zeikel, Attorney-in-Fact)                               1998

* This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER
 -------                                                                    ---
   5(b)  --Sub-Advisory Agreement between Merrill Lynch Asset Management,
          L.P. and Merrill Lynch Asset Management U.K. Limited.
  11     --Consent of Deloitte & Touche LLP, independent auditors for
          Registrant.
  17(a)  --Financial Data Schedule for Class A Shares.
  17(b)  --Financial Data Schedule for Class B Shares.
  17(c)  --Financial Data Schedule for Class C Shares.
  17(d)  --Financial Data Schedule for Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull